SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[x] Preliminary  Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional  Materials
[ ] Soliciting  Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                            SUNRISE RESOURCES, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)
      and 0-11

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:


[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                             SUNRISE RESOURCES, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                                October 17, 1997


TO THE SHAREHOLDERS OF SUNRISE RESOURCES, INC.:

     The 1997 Annual Meeting of Shareholders of Sunrise Resources, Inc. will be held at the Hyatt Regency Hotel, 1300 Nicollet Mall, Minneapolis, Minnesota, at 10:00 a.m. (Minneapolis-time) on Friday, October 17, 1997, for the following purposes:

     1.   To set the number of members of the Board of Directors at five (5).

     2.   To elect members of the Board of Directors.

     3. To consider and vote upon a plan of reorganization in the form of a merger in which the Company's state of incorporation will be changed from Minnesota to Delaware and the Company's name will be changed to "Sunrise International Leasing Corporation."

     4. To take action on any other business that may properly come before the meeting or any adjournment thereof.

     Accompanying this Notice of Annual Meeting is a Proxy Statement, form of Proxy and the Company's 1997 Annual Report.

     Only shareholders of record as shown on the books of the Company at the close of business on September 2, 1997 will be entitled to vote at the Annual Meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the Annual Meeting.

     You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date and mail the enclosed form of Proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning your Proxy will help avoid further solicitation expense to the Company.

                                   BY ORDER OF THE BOARD OF DIRECTORS,



                                   Jeffrey G. Jacobsen, Secretary

Dated:    September ___, 1997
          Minneapolis, MN

                             SUNRISE RESOURCES, INC.

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                                October 17, 1997

     The accompanying Proxy is solicited by the Board of Directors of Sunrise Resources, Inc. (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held on Friday, October 17, 1997, at the location and for the purposes set forth in the Notice of Annual Meeting, and at any adjournment thereof.

     The cost of soliciting proxies, including the preparation, assembly, and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of the Company's Common Stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

     Any shareholder giving a Proxy may revoke it any time prior to its use at the Annual Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a later-dated written Proxy with an officer of the Company. Personal attendance at the Annual Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a later-dated Proxy is delivered to an officer before the revoked or superseded Proxy is used at the Annual Meeting. Proxies will be voted as specified by the shareholders.

     The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote shall constitute a quorum for the transaction of business. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the Annual Meeting for purposes of determining a quorum but shall not be deemed to be represented at the Annual Meeting for purposes of calculating the vote with respect to such matter. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. An abstention as to any proposal will, therefore, have the same effect as a vote against the proposal. Proxies which are signed but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein.

     The mailing address of the principal executive office of the Company is 5500 Wayzata Boulevard, Suite 725, Minneapolis, Minnesota 55416. The Company expects that this Proxy Statement, the related Proxy and Notice of Meeting will first be mailed to shareholders on approximately September ___, 1997.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     The Board of Directors of the Company has fixed the close of business on September 2, 1997 as the record date for determining shareholders entitled to vote at the Annual Meeting (the "Record Date"). Persons who were not shareholders on the Record Date will not be allowed to vote at the Annual Meeting. At the close of business on the Record Date, 7,787,796 shares of the Company's Common Stock, par value $.01 per share, were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. Holders of Common Stock are not entitled to cumulative voting rights.

               PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS

     The following table provides information as of the Record Date concerning the beneficial ownership of the Company's Common Stock by (i) each director and nominee for director of the Company, (ii) the named executive officers in the Summary Compensation Table, (iii) persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock as of the Record Date and (iv) all directors and executive officers as a group.


 Name (and Address of                                          Number of shares                     Percent
 5% Holders) or Identity of Group                           Beneficially Owned(1)                  of Class(2)
 --------------------------------                           ------------------                     --------

Peter J. King                                                     363,812(3)                         4.5%

Errol F. Carlstrom                                                 50,000(4)                          *

Donald R. Brattain                                                324,300(5)                         4.2%

Thomas R. King                                                     18,000(6)                          *

Andrew G. Sall                                                     29,654(7)                          *

Jeffrey G. Jacobsen                                                 7,029(8)                          *

Barry J. Schwach                                                  154,218(9)                         2.0%

Dana C. Prescott                                                   32,760(10)                         *

R. Bradley Pike                                                     1,250(11)                         *

William B. King                                                         0(12)                         *

Stephen D. Higgins, Individually                                3,354,096(13)                       42.3%
   and as a Trustee
   23785 Strehler Road
   Loretto, MN 55101

Heartland Advisors, Inc.                                          400,000(14)                        5.1%
   790 North Milwaukee Street
   Milwaukee, WI 53202

All Current Executive Officers and                                979,023(15)                       11.9%
   Directors as a Group
   (9 persons)

-------------

*less than 1%

(1) Unless otherwise indicated, each person named or included in the group has sole power to vote and sole power to direct the disposition of all shares listed as beneficially owned by such person.

(2) Under the rules of the SEC, shares not actually outstanding are deemed to be beneficially owned by an individual if such individual has the right to acquire the shares within 60 days. Pursuant to such SEC rules, shares deemed beneficially owned by virtue of an individual's right to acquire them are also treated as outstanding when calculating the percent of the class owned by such individual and when determining the percent owned by any group in which the individual is included.

(3) Includes 270,753 shares which may be acquired by Mr. Peter King within 60 days after the Record Date upon exercise of outstanding stock options and 2,000 shares held by The King Management Corporation, of which Mr. King is a principal shareholder, officer and director; does not include 431,999 shares held by Stephen D. Higgins, as trustee of the 1996 Grantor Retained Annuity Trust for Mr. King's benefit, with respect to which Mr. King has no voting or dispositive power.

(4) Includes 50,000 shares which may be acquired by Mr. Carlstrom within 60 days after the Record Date upon exercise of outstanding stock options.

(5) Includes 4,000 shares which may be acquired by Mr. Brattain within 60 days after the Record Date upon exercise of outstanding nonqualified stock options.

(6) Includes 12,000 shares which may be acquired by Mr. Thomas King within 60 days after the Record Date upon exercise of outstanding nonqualified stock options.

(7) Includes 24,625 shares which may be acquired by Mr. Sall within 60 days after the Record Date upon exercise of outstanding nonqualified stock options.

(8) Includes 2,000 which may be acquired by Mr. Jacobsen within 60 days after the Record Date upon exercise of outstanding nonqualified stock options.

(9) Includes 32,500 which may be acquired by Mr. Schwach within 60 days after the Record Date upon exercise of outstanding incentive stock options.

(10) Includes 22,000 shares which may be acquired by Mr. Prescott within 60 days after the Record Date upon exercise of outstanding incentive stock options.

(11) Includes 1,250 shares which may be acquired by Mr. Pike within 60 days after the Record Date upon exercise of outstanding incentive stock options.

(12) Does not include 1,640,285 shares held in a trust for Mr. William King's benefit, for which he has no voting or investment power.

(13) Includes 431,999 shares held by Mr. Higgins as trustee for the 1996 Grantor Retained Annuity Trust for the benefit of Peter J. King, the Company's Chairman of the Board, and an aggregate of 2,917,068 shares held by Mr. Higgins as trustee for the William B. King Stock Trust and the Russell S. King Stock Trust, respectively, both of whom are sons of Mr. Peter King. As trustee of the aforementioned trusts, Mr. Higgins has sole voting and dispositive power over the shares, but he disclaims beneficial ownership of such shares.

(14) The shares are held in investment advisory accounts of Heartland Advisors, Inc. ("Heartland"). One of the accounts, Heartland Value Fund, a series of Heartland Group, Inc., a registered investment company, relates to more than 5% of the Company's Common Stock. Heartland has the sole power to vote and dispose of the shares; however, various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the shares. The Company has relied on information contained in a Schedule 13G dated February 12, 1997 filed by Heartland with the Securities and Exchange Commission.

(15) Includes 418,128 shares of Common Stock which may be acquired within 60 days after the Record Date upon the exercise of outstanding options and 2,000 shares held by a corporation. Does not include 431,999 shares held in a trust for the benefit of a director for which the director has no voting or investment power.

                              ELECTION OF DIRECTORS
                              (Proposals #1 and #2)

     The Bylaws of the Company provide that the number of directors shall be the number set by the shareholders, which shall not be less than one. The Board of Directors recommends that the number of directors be set at five, which is one less than the current number of directors, and that five directors be elected. Unless otherwise instructed, the Proxies will be so voted. Under applicable Minnesota law, approval of the proposals to set the number of directors at five and to elect the nominees requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

     In the absence of other instruction, the Proxies will be voted for each of the following individuals. If elected, such individuals shall serve until the next annual meeting of shareholders and until their successors shall be duly elected and shall qualify. All of the nominees are members of the present Board of Directors.

     Mr. Andrew Sall, who was elected as a director of the Company on February 13, 1995 pursuant to the Agreement and Plan of Reorganization among the Company, The P. J. King Companies, Inc. d/b/a International Leasing Corporation ("ILC") and affiliates of ILC (the "ILC Merger Agreement") which provided that Mr. Peter King and one other person chosen by the Company from a list of persons proposed by Mr. Peter King would be elected to the Board of Directors, has declined to stand for re-election.

     If, prior to the Annual Meeting, it should become known that any one of the following individuals will be unable to serve as a director after the Annual Meeting by reason of death, incapacity or other unexpected occurrence, the Proxies will be voted for such substitute nominee(s) as is selected by the Board of Directors. Alternatively, the Proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board of Directors has no reason to believe that any of the following nominees will be unable to serve.

                           Current Positions with the Company and Principal
Name and Age               Occupations and Other Information for the Past Five                         Director
of Nominee                 Years                                                                        Since
--------------             -------------------------------------------------------------------------    -----

Peter J. King              In April  1997,  Mr.  King was  re-appointed  to the  Company's  Board of      1997
      69                   Directors  and was also  appointed  Chairman  of the Board in June  1997.
                           Mr. King had  previously  served as  Chairman of the Board from  February
                           1995 to February  1996 and as a Director from February 1995 to July 1996, resigning  because of a conflict of interest from his claims arising from the  merger  with  ILC.  The ILC  Merger  Agreement  and  the  employment agreement  described  below  provide  that Mr.  King serve as Chairman of the  Board of the  Company.  Mr.  King  also had  previously  served as a member of the Company's  Interim CEO Committee  from July 1995 until July
                           1996.  Mr.  King  founded ILC in 1974 and served as its  President  until
                           ILC was merged into the Company in February  1995.  Mr. King is currently
                           Chairman of The King Management  Corporation.  Mr. King is not related to
                           Thomas King, a Director of the Company.


                           Current Positions with the Company and Principal
Name and Age               Occupations and Other Information for the Past Five                         Director
of Nominee                 Years                                                                        Since
--------------             -------------------------------------------------------------------------    -----

Donald R. Brattain         Mr.   Brattain   has  served  as  a  Director   of  the   Company   since      1989
      57                   November 1989.  From July 1995 to July  1996,  Mr.  Brattain  served as a member of the Company's  Interim CEO  Committee;  and, from  July 1991 to
                           February 1995,  he  served  as  the  Company's  Chairman  of  the  Board.
                           Mr. Brattain  has served as President of Brattain &  Associates,  LLC, an investment  company,  since  1981.  He is  also  a  director  of  Everest
                           Medical Corporation, Harmony Brook, Inc. and Featherlite Mfg., Inc.

Thomas R. King             Mr.  King has served as a Director of the Company  since  December  1991.      1991
      57                   From July 1991 to July 1997,  Mr. King served as Secretary of the Company and from February 1996 to June 1997, he served as the  Company's  Interim
                           Chairman of the Board. He has been an officer and  shareholder  of
                           Fredrikson  & Byron, P.A., the Company's legal counsel,  for more than the past five  years.  He is also a director  of Datakey, Inc. Mr. King is not related to Peter King,  Chairman of the Board.

Jeffrey G. Jacobsen        Mr.  Jacobsen was appointed a member of the Company's  Board of Directors      1997
      49                   in April  1997 and has  served as  Secretary  of the  Company  since July
                           1997.  Mr.  Jacobsen  has  served  as  President  of The King  Management
                           Corporation  since  April  1997.  Prior to  joining  The King  Management
                           Corporation,  Mr.  Jacobsen  served as a vice  president  of The  Network
                           Systems Group of Storage Technology from March 1983 to April 1997.

Errol F. Carlstrom         Mr.  Carlstrom was appointed a member of the Company's Board of Directors      1997
      56                   in June 1997.  Mr.  Carlstrom has served as President  since January 1996 and as Chief  Executive  Officer since July 1996. Mr. Carlstrom served as
                           Chief  Operating  Officer  from January  1996  until July 1996.  Prior to joining  the Company, Mr. Carlstrom  was  President  and  Chief Operating
                           Officer  of  CCX   Worldwide, Ltd., an international  computer  equipment
                           trading  company,  from  January 1992 to January 1996. Mr.  Carlstrom was
                           also   President  and  a  principal  of   Connectivity Systems  Credit
                           Corporation  from  October  1994  to December 1995, which  provided lease financing for local  area  and  wide area networks (LAN and WAN systems).

Board and Committee Meetings

     During the fiscal year ended March 31, 1997, the Board of Directors held four meetings and acted three times by unanimous written action. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors plus the total number of meetings of all committees of the Board on which he served. The Board of Directors has an Executive Committee, an Audit Committee and a Compensation and Stock Option Committee.

     The Board of Directors of the Company believes that for at least the next two years it must continue to have a very active and direct role in the Company's operations. Accordingly, the Executive Committee of the Board of Directors acts on behalf of the Board of Directors between meetings of the Board of Directors with the same rights, responsibilities and powers. During fiscal 1997, the Executive Committee was comprised of Peter King (until his resignation in July 1996), Donald Brattain and Thomas King. On April 2, 1997, Peter King was reappointed and Jeffrey Jacobsen was appointed to serve on the Executive Committee, and on July 31, 1997, Errol Carlstrom was appointed to serve on the Executive Committee. During fiscal 1997, the Executive Committee held numerous meetings.

     The Audit Committee recommends to the Board of Directors the selection of independent accountants and reviews the activities and reports of the independent accountants as well as the internal accounting controls of the Company. During fiscal 1997, the Audit Committee was comprised of Thomas Strand, Daniel Leclerc and Andrew Sall. During fiscal 1997, the Audit Committee held one meeting. Currently, the Audit Committee is comprised of Thomas King, Jeffrey Jacobsen and Andrew Sall.

     The Compensation and Stock Option Committee determines the compensation for executive officers of the Company and administers the Company's 1991 Stock Option Plan and 1992 Employee Stock Purchase Plan. During fiscal 1997, the Compensation and Stock Option Committee was comprised of Thomas King and Donald Brattain. During fiscal 1997, the Compensation and Stock Option Committee held two meetings. Currently, the Compensation and Stock Option Committee is comprised of Thomas King, Donald Brattain, and Jeffrey Jacobsen who was appointed on April 2, 1997.

Compensation of Directors

     Meeting Fees. The Company pays each director who is not an employee of the Company (a "Non-Employee Director") an annual retainer of $2,500 plus $1,000 for each Board of Directors meeting attended and $500 for each committee meeting attended. Peter King agreed that he would not receive such fees during the period of his consulting agreement as described in the section entitled Employment and Severance Agreements or Arrangements below, and will not receive such fees during the term of his employment agreement also described below.

     Stock Option Grants. The Company's 1991 Stock Option Plan provides for the automatic grant of stock options to each Non-Employee Director to purchase the following number of shares of the Company's Common Stock at exercise prices equal to 100% of the current market price on the date of grant: (i) 10,000 shares upon such Non-Employee Director's initial election to the Board, which option becomes exercisable to the extent of 20% immediately and 20% each year thereafter so long as such person remains a director of the Company, and (ii) 2,000 shares upon such Non-Employee Director's annual re-election to the Board of Directors, which option is immediately exercisable in full. Peter King agreed that he would not receive options under the formula stock option grants to Non-Employee Directors during the period of his consulting agreement as described in the section entitled Employment and Severance Agreements or Arrangements below, and will not receive such options during the term of his employment agreement also described below.

Report of Compensation and Stock Option Committee

     The Compensation and Stock Option Committee's executive compensation policies are designed to enhance the financial performance of the Company, and thus shareholder value, by significantly aligning the financial interests of the Company's key executives with those of the Company's shareholders. Compensation of the Company's executive officers is comprised of four parts: base salary, annual incentive bonuses, fringe benefits and long-term incentive opportunity in the form of stock options. The Compensation and Stock Option Committee (the "Committee") believes, but has not conducted any formal survey, that the base salaries of the Company's executive officers are comparable to the salaries of executive officers of comparable publicly-held companies. These base salaries are combined with the opportunity to earn substantial cash bonuses if certain Company financial and other performance goals are met. Long-term incentives are based on stock performance through stock options granted pursuant to the Company's 1991 Stock Option Plan. The Committee believes that stock ownership by the Company's executive officers is beneficial in aligning management's and shareholders' interests in the enhancement of shareholder value. Overall, the intent is to have more significant emphasis on variable compensation components and less on fixed cost components. The Committee believes this philosophy and structure are in the best interests of the Company's shareholders.

     Bonuses. The Company's fiscal 1997 Incentive Compensation Plan provided for incentive bonuses to four classes of employees (support staff, middle management, senior management and the President) in amounts up to a maximum of 10%, 20%, 40% and 75% of their annual salaries, depending on the Company's earnings performances and the attainment by the employee of certain pre-set individual objectives. The Plan provided that no bonuses would be paid unless the Company met a certain agreed minimum earnings goal, which was met in fiscal 1997.

     No bonus plan has yet been adopted for fiscal 1998. The Compensation Committee expects that a bonus program very similar to the program for fiscal 1997 will be credited for support staff and middle management. The Compensation Committee is in the process of reviewing the Company's compensation plans for senior management, and expects to bring its recommendations to the Board of Directors in the near future.

     Stock Options and Other Incentives. The Company's stock option program is the Company's long-term incentive plan for executive officers and key managers. The objectives of the program are to align executive and shareholder long-term interests by creating a strong and direct link between executive pay and shareholder return, and to enable executives to develop and maintain a significant, long-term ownership position in the Company's Common Stock.

     The Company's 1991 Stock Option Plan authorizes the Committee to award stock options to executive officers and other employees. Stock options are generally granted each year, at an option price equal to the fair market value of the Company's Common Stock on the date of grant, and vest over a period of five years. The amount of stock options awarded is generally a function of the recipient's salary and position in the Company. Awards are intended to be generally competitive with other companies of comparable size and complexity, although the Committee has not conducted any thorough comparative analysis.

     Benefits. The Company provides the same health and disability insurance benefits to its executive officers as are available to Company employees generally. The amount of perquisites, as determined in accordance with the rules of the SEC relating to executive compensation, did not exceed 10% of salary for fiscal 1997.

     Chief Executive Officer Compensation. The fiscal 1997 base salary for the Company's President, Errol Carlstrom, who became Chief Executive Officer in July 1996, was set at $150,000. The Compensation Committee believes, but has not conducted any formal survey, that Mr. Carlstrom's fiscal 1997 base salary of $150,000 was lower than the base salaries of chief executive officers of comparable publicly-held companies. Mr. Carlstrom also received a bonus of $111,860 (approximately 75% of such base salary) for fiscal 1997. From June 30, 1995 to July 24, 1996 (including the first three months of fiscal 1997), the duties of the Chief Executive Officer were performed by a committee comprised of Peter King and Donald Brattain, for which such individuals received no additional compensation beyond what Peter King received pursuant to his Consulting Agreement and what Mr. Brattain received as a Non-Employee Director (see Employment and Severance Agreement or Arrangements below and Compensation of Directors above). For fiscal 1998, Mr. Carlstrom's base salary is $200,000 with the opportunity to earn a bonus equal to a percentage (comparable to fiscal
1997) of base salary upon achievement of certain performance targets which have not yet been determined.

                     Compensation and Stock Option Committee

                                 Thomas R. King
                                 Donald R. Brattain
                                 Jeffrey G. Jacobsen

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to each person who served in the capacity of the Company's Chief Executive Officer during fiscal 1997 and for each person who served as an executive officer during fiscal 1997 whose total salary and bonus earned during fiscal 1997 exceeded $100,000.


                                                                                      Long Term Compensation
                                                                                 -----------------------------------
                                              Annual Compensation                       Awards               Payouts
                                  --------------------------------------------   -------------------------   -------
                                                                                 Restricted
Name and                                                                           Stock       Options/       LTIP
Principal               Fiscal                                 Other Annual        Awards(s)     SARs        Payouts     All Other
 Position               Year        Salary($)    Bonus($)(1)   Compensation($)      ($)          (#)           ($)   Compensation($)
-----------             ------    -----------   -----------   ----------------   ----------   ------------   ------- ---------------

Peter J. King           1997      104,000(2)       ---             ---              ---            ---        ---         ---
 Chairman and           1996      160,000(2)       ---            12,500(2)         ---            ---        ---         ---
 Former Interim
 CEO Committee(3)

Errol F. Carlstrom      1997      150,000          111,860         ---              ---            ---        ---         1,913(5)
 Chief Executive        1996       37,500           15,000         ---              ---          250,000      ---          ---
 Officer & President

Donald R. Brattain      1997         ---            ---           5,500(3)          ---            ---        ---          ---
 Former Interim CEO     1996         ---            ---          10,000(3)          ---            ---        ---          ---
 Committee(3)

Barry J. Schwach        1997      126,000           10,000         ---              ---           25,000      ---         1,606(5)
 Executive Vice         1996      126,000           62,600         ---              ---            4,000(4)   ---         1,499
 President of Finance   1995       23,750            7,750         ---              ---           15,000      ---          ---
 and Administration
 and CFO

Dana C. Prescott        1997      126,000            ---        160,000(6)          ---             ---       ---         2,250(5)
 Senior Vice            1996      126,000            ---         12,600             ---            4,000(4)   ---         1,123
 President-National     1995      182,000            ---         20,000             ---           10,000      ---         1,585
 Sales Manager

R. Bradley Pike         1997       75,000           35,795         ---              ---            5,000      ---           844(5)
 Vice President-        1996        6,250            ---           ---              ---             ---       ---           ---
 Asset Management

William R. King         1997      126,000           47,198         ---              ---             ---       ---         1,606(5)
 Former Vice            1996      112,998           12,600         ---              ---            4,000(4)   ---           999
 President-National     1995       18,750            6,249         ---              ---           12,000      ---           820
 Vendor Programs

------------------

(1) Reflects bonus earned during the fiscal year. In some instances all or a portion of the bonus was paid during the next fiscal year.

(2) Mr. King served as a member of the Interim CEO Committee from July 1995 until July 1996, for which he received no compensation; all compensation was paid to him pursuant to his Consulting and Noncompetition Agreement described in the section entitled Employment and Severance Agreements or Arrangements below.

(3) Mr. Brattain served as a member of the Interim CEO Committee from July 1995 to July 1996, for which he received no compensation; the compensation paid to Mr. Brattain was pursuant to director compensation for non-employee directors described in the section entitled Compensation of Directors above.

(4) Option granted subsequent to March 31, 1996 fiscal year-end as part of discretionary bonus awarded with respect to fiscal 1996

(5) Represents total Company matching contributions to the Company's 401(k) plan.

(6)  Represents payment in settlement of past commissions.

Option Grants During 1997 Fiscal Year

     The following table provides information regarding stock options granted during fiscal 1997 to the named executive officers in the Summary Compensation Table. The Company has not granted any stock appreciation rights.

                                                                                           Potential Realizable
                                                                                             Value at Assumed
                                                                                          Annual Rates of Stock
                                Percent of Total                                           Price Appreciation
                                    Options                                                  for Option Term (2)
                      Options      Granted in     Exercise or Base                        -------------------------
    Name               Granted    Fiscal Year    Price Per Share(1)    Expiration Date     0%      5%(%)     10%($)
    ---------------------------------------------------------------------------------------------------------------

    Peter J. King        ---          ---                ---                 ---          ---     ---       ---

    Errol F. Carlstrom   ---          ---                ---                 ---          ---     ---       ---

    Donald R. Brattain   ---          ---                ---                 ---          ---     ---       ---

    Barry J. Schwach   25,000(3)     24.63%             $2.625             04/23/06        ---    $41,271  $104,589
                        4,000(4)      3.94%             $2.625             04/23/06                $6,603   $16,734

    Dana C. Prescott    4,000(4)      3.94%             $2.625             04/23/06        ---     $6,603   $16,734

    R. Bradley Pike     5,000(5)      4.93%             $2.625             04/23/06        ---     $8,254   $20,918

    William B. King     4,000(6)      3.94%             $2.625             04/23/06        ---     $6,603   $16,734

--------------------------
(1)  Exercise price is equal to the fair market value on the date of grant.

(2) The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Company's Common Stock over the term of the options. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment, nontransferability or vesting over periods of up to four years.

(3)  Option was exercisable in full on April 23,1996.

(4) Option becomes exercisable to the extent of 1,000 shares on each of April 23, 1997, 1998, 1999 and 2000.

(5) Option becomes exercisable to the extent of 1,250 shares on each of April 23, 1997, 1998, 1999 and 2000.

(6) Option would have become exercisable to the extent of 1,000 shares on each of April 23, 1997, 1998, 1999 and 2000; however, the option terminated prior to vesting following Mr. William King's termination of employment.

Option Exercises During 1997 Fiscal Year and Fiscal Year-End Option Values

     The following table provides information related to options and warrants exercised by the named executive officers during fiscal 1997 and the number and value of options held at fiscal year-end. The Company does not have any outstanding stock appreciation rights.

                                                                                             Value of Unexercised
                                                              Number of Securities          In-the-Money Options at
                              Shares                         Underlying Unexercised             March 31, 1997
                          Acquired on         Value        Options at March 31, 1997             Exercisable/
Name                         Exercise       Realized       Exercisable/Unexercisable           Unexercisable(1)
----                         --------       --------       -------------------------           ----------------

Peter J. King                   --             --                0 exercisable                  $0 exercisable
                                                                0 unexercisable                $0 unexercisable

Errol F. Carlstrom              --             --              50,000 exercisable             $12,500 exercisable
                                                             200,000 unexercisable          $466,000 unexercisable

Donald R. Brattain              --             --              4,000 exercisable                $0 exercisable
                                                                0 unexercisable                $0 unexercisable

Barry J. Schwach                --             --              32,500 exercisable             $21,875 exercisable
                                                              11,500 unexercisable           $3,500 unexercisable

Dana C. Prescott                --             --              21,000 exercisable               $0 exercisable
                                                              9,000 unexercisable            $3,500 unexercisable

R. Bradley Pike                 --             --                0 exercisable                  $0 exercisable
                                                              5,000 unexercisable            $4,375 unexercisable

William B. King                 --             --              6,000 exercisable                $0 exercisable
                                                              10,000 unexercisable           $3,500 unexercisable

(1) Value is calculated on the basis of the difference between the option exercise price and the closing sale price for the Company's Common Stock at March 31, 1997 as quoted on the Nasdaq National Market, multiplied by the number of shares of Common Stock underlying the option.

Employment and Severance Agreements or Arrangements

     In connection with the Company's February 1995 merger with ILC, the Company assumed ILC's obligations under Employment Agreements with Barry Schwach, the Company's Executive Vice President of Finance and Administration and Chief Financial Officer, and William King, the Company's former Vice President - National Vendor Programs. These agreements assured Mr. Schwach and Mr. King minimum compensation of at least $115,000 and $95,000 per year, respectively through February 13, 1997.

     Also in connection with the February 1995 merger, the Company entered into a Consulting and Noncompetition Agreement with Peter J. King, whereby Mr. King provides consulting services to the Company for three years at an annual fee (payable in monthly installments) of $167,500 for the first year, $107,500 for the second year and $60,000 for the third year ending February 13, 1998. In addition, the agreement provided for the payment of $12,500 on each of the date of the agreement and the first anniversary date of the agreement as consideration for Mr. King's agreement not to compete with the Company for a two-year period ended February 13, 1997.

     On November 14, 1996, the Company entered into a severance agreement and release (the "Agreement") with William B. King, the Company's former Vice President - National Vendor Programs, in connection with Mr. King's resignation as an officer and employee of the Company. Pursuant to the Agreement, Mr. King continued to receive his base salary of $10,500 per month through March 31, 1997. Pursuant to the agreement, Mr. King was eligible for a bonus up to an amount equal to 40% of his salary based on certain performance criteria. In addition, Mr. King agreed that, for a twelve-month period from April 1, 1997 through March 31, 1998, he would not (i) compete with the Company, (ii) disclose confidential information relating to the Company, (iii) solicit any of the Company's employees to leave the Company, (iv) contact the Company's customers or (v) cause the discontinuance of the Company's business.

     On June 16, 1997, the Company entered into an agreement (the "Agreement") with Peter J. King and The King Management Corporation ("King Management"), a corporation which is controlled by Mr. King, whereby Mr. King would become Chairman of the Board and an employee of the Company and whereby Mr. King and/or King Management would provide certain services, including but not limited to working with management on current and prospective vendor relationships, monitoring problem leases and loans, implementing fiscal 1998 and fiscal 1999 plans; assisting the Company on meeting financing requirements and working with the Company's bankers. In addition, King Management will use its balance sheet resources to enable the Company to meet its vendor leasing program financing requirements. See the section entitled Certain Transactions below. The term of the Agreement is from June 16, 1997 through June 15, 1999. Pursuant to the Agreement, Mr. King receives a salary of $10,000 per month for his services as a director and employee of the Company. In addition, Mr. King received (i) a five-year option to purchase 270,753 shares of the Company's Common Stock at $3.375 per share, which option is immediately exercisable, and (ii) a five-year option to purchase 270,753 shares of the Company's Common Stock at $3.375 per share, which option will become exercisable on June 16, 2001 if Mr. King is still employed by the Company; provided, however, that the vesting of such option will be accelerated prior to June 16, 1999 if certain conditions are met. The Agreement is in addition to the above described Consulting and Noncompetition Agreement dated February 13, 1995, between the Company and Peter King, pursuant to which the Company will continue to pay Mr. King $5,000 per month through February 13, 1998.

Stock Performance Chart

     The following graph compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock during the five fiscal years ended March 31, 1997 with the cumulative total return on the S&P 500 Composite Stock Index and the S&P 500 Financial (Diversified) Index, an index of diverse financial companies. The comparison assumes $100 was invested March 31, 1992 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.
























                                03/31/92       03/31/93      03/31/94        03/31/95       03/31/96        03/31/97
                                --------       --------      --------        --------       --------        --------

Sunrise Resources, Inc.          $100.00        $112.90        $74.19          $62.90         $38.71          $50.00

S&P 500 Financial                $100.00        $115.23       $116.93         $135.13        $178.51         $213.89
(Diversified) Index

S&P 500 Composite Stock          $100.00        $132.78       $136.67         $163.32        $239.12         $287.51
Index

                              CERTAIN TRANSACTIONS

     The Company has adopted a policy of not entering into transactions in which any officer, director, shareholder or affiliate of the Company has a material financial interest unless the transaction has been approved by a majority of the disinterested directors of the Company based upon a determination that the terms of such transactions are no less favorable to the Company than those which could be obtained from unaffiliated third parties. The Company has entered into the following transactions in which directors had a material financial interest:

         Harmony Brook--In fiscal 1994, the Company entered into a $2,000,000 line of credit with Harmony Brook of which Mr. Brattain is a shareholder, Chairman and Director. As of March 31, 1997, $1,355,000 was outstanding. The line is used by Harmony Brook to fund the expansion of its business operations and is collateralized by certain assets of Harmony Brook.

         Gift Certificate Centers--As of March 31, 1997, the Company had a direct-financing lease outstanding with Gift Certificate Centers, of which Mr. Brattain is a principal shareholder. The net asset value at year-end was $113,795.

         The King Management Corporation--The Company had a note in the original principal amount of $11,733,000 payable to The King Management Corporation ("King Management"), a majority of the common stock of which is owned by Peter J. King. This note was collateralized by certain rental equipment which is presently on lease to various customers. The note was due in semi-monthly installments, payable in full February 16, 1996, and bears interest at prime (9.0% at March 31, 1995 and 8.25% at March 31, 1996). This note was paid in full in November 1996.

                  --Pursuant to the Agreement dated June 16, 1997 between the Company, Peter J. King, and King Management, King Management will provide subordinated debt financing, direct financing and/or other financial assistance to the Company for a period of two years in consideration of King Management's right to participate as lessor to the extent of 25% of certain higher-risk vendor leasing programs and risk pools and to the extent of 15% of all other vendor leasing programs of the Company. See the section entitled Employment and Severance Agreements or Arrangements above.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the period from April 1, 1996 through March 31, 1997, all filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with, except that option grants were reported by each of Messrs. Schwach, Pike and Prescott, officers of the Company, on Forms 5 that were not timely filed.

                   REINCORPORATION OF THE COMPANY IN DELAWARE
                                  (Proposal #3)

Introduction

     The Board of Directors has approved a plan of reorganization (the "Reincorporation") in the form of a merger (the "Merger") in which the Company's state of incorporation will be changed from Minnesota to Delaware and the Company's name will be changed to "Sunrise International Leasing Corporation."

     In preparation for the submission of this proposal to the shareholders, Sunrise Resources, Inc., a Minnesota corporation ("Sunrise Minnesota"), has formed a wholly-owned Delaware subsidiary named Sunrise International Leasing Corporation ("Sunrise Delaware"). If the shareholders of Sunrise Minnesota approve the Reincorporation, Sunrise Minnesota will be merged into Sunrise Delaware. In the merger each issued and outstanding share of Sunrise Delaware Common Stock shall be retired and cancelled and each issued and outstanding share of Sunrise Minnesota Common Stock will be automatically converted into and become one share of Sunrise Delaware Common Stock. As a result, the existing shareholders of Sunrise Minnesota will become shareholders of Sunrise Delaware and Sunrise Minnesota will cease to exist. As used in this section, the term "the Company" refers to Sunrise Minnesota or Sunrise Delaware or both, as the context requires. A copy of the Agreement and Plan of Merger (the "Merger Agreement") is attached to this Proxy Statement as Exhibit A.

Governing Law

     The Company is presently governed by the Minnesota Business Corporation Act ("MBCA") and its current Articles of Incorporation and Bylaws. If the Reincorporation is approved, the Company will be governed by the Delaware General Corporation Law ("DGCL") and by a new Certificate of Incorporation and Bylaws, which will result in changes in the rights of shareholders as discussed below. Copies of the Certificate of Incorporation and Bylaws of Sunrise Delaware are attached to this Proxy Statement as Exhibits B and C.

Business After the Reincorporation

     Sunrise Delaware was incorporated on August 28, 1997 for the sole purpose of effecting the Merger, and has not engaged in any business to date and has no assets. Approval of the Reincorporation and the merger of Sunrise Minnesota into Sunrise Delaware will not result in any change in the business, management, location of the principal executive offices or other facilities, capitalization, assets or liabilities of the Company. The Company's employee benefit arrangements will be continued by Sunrise Delaware upon the same terms and subject to the same conditions. In management's judgment, except for additional annual Delaware franchise fees estimated at approximately $60,000, no presently contemplated activities of the Company will be either favorably or unfavorably affected in any material respect by adoption of the Reincorporation proposal. Shareholders should consider, however, that the DGCL and the MBCA differ in a number of significant respects, including differences pertaining to the rights of shareholders, and should carefully review the discussion of certain of these differences under Certain Significant Differences Between the Corporation Laws of Minnesota and Delaware set forth below.

     The following summary of the Reincorporation does not purport to be a complete description of the Reincorporation proposal and is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of Sunrise Delaware and the Bylaws of Sunrise Delaware attached hereto as Exhibits A, B and C, respectively.

Board of Directors and Officers

     The Board of Directors of Sunrise Delaware will consist of the persons elected as directors of Sunrise Minnesota at the Annual Meeting. They will hold office after the Reincorporation until their successors are elected at the next Annual Meeting. See "Election of Directors" (Proposals #1 and #2). The officers of Sunrise Delaware immediately following the Reincorporation will consist of the officers of Sunrise Minnesota immediately prior to the Reincorporation.

Capitalization of Sunrise Delaware; Stock Certificates

     Sunrise Minnesota stock certificates will be deemed to represent the same number of Sunrise Delaware shares as were represented by such Sunrise Minnesota certificates prior to the Reincorporation. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR SUNRISE MINNESOTA STOCK CERTIFICATES FOR SUNRISE DELAWARE STOCK CERTIFICATES, ALTHOUGH SHAREHOLDERS MAY EXCHANGE THEIR CERTIFICATES IF THEY WISH. Following the Reincorporation, delivery of previously outstanding Sunrise Minnesota stock certificates will constitute "good delivery" in connection with sales through a broker, or otherwise, of shares of Sunrise Delaware. Shares of Sunrise Delaware's Common Stock will be listed on the Nasdaq National Market(TM) under the symbol "SUNL", as Sunrise Minnesota shares are presently listed. Upon completion of the Reincorporation, the authorized number of shares of stock of Sunrise Delaware will consist of 17,500,000 shares of Common Stock, $.01 par value, and 2,500,000 shares of Preferred Stock, $.01 par value.

Outstanding Stock Options and Warrants

     As part of the Reincorporation, Sunrise Delaware will assume and continue all of the obligations of Sunrise Minnesota under all of its outstanding stock options, warrants and employee stock purchase plan. If the Reincorporation is approved, options and warrants outstanding under Sunrise Minnesota's stock option and stock purchase plans, as well as outstanding options and warrants issued outside of any plan, will be exercisable for shares of Sunrise Delaware. All other employee benefit plans and arrangements are expected to be continued without change, subject to the Compensation Committee's comprehensive review thereof. See Report of Compensation and Stock Option Committee above.

Effective Time

     Subject to the terms and conditions of the Reincorporation, the Company intends to file, as soon as practicable after the adoption and approval of the Merger Agreement by the shareholders of the Company, appropriate articles of merger with the Secretary of State of Minnesota and the Secretary of State of Delaware. The Reincorporation shall become effective at the time the last of such filings is completed (the "Effective Time"). It is presently contemplated that such filings will be made on October 30, 1997. However, the Merger Agreement provides that the merger may be abandoned by the Board of Directors of the Company prior to the Effective Time either before or after shareholder approval. In addition, the Merger Agreement may be amended prior to the Effective Time, either before or after shareholder approval; however, the Merger Agreement may not be amended after shareholder approval if such amendment would, in the judgment of the Board of Directors of the Company, have a material adverse effect on the rights of such shareholders or in any manner violate applicable law.

Reasons for the Reincorporation

     For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. This is especially the case in the area of contests for corporate control and the related issues of the scope of a board's fiduciary duties in the context of a potential change in corporate control. In recent years, the Delaware courts have issued a number of significant decisions dealing with many of the major issues in this area, and it can reasonably be anticipated that Delaware corporate law will continue to be interpreted and explained in future court decisions of similar significance which may prove greater predictability with respect to the Company's corporate legal affairs. In addition, it is expected that the Delaware legislature and legal community will continue to review Delaware corporate law and seek to implement appropriate changes which are responsive to developments in the legal, financial and business communities. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Company. The proposed Reincorporation is primarily designed to obtain the benefits of the Delaware corporate law.

Certain Significant Differences Between the Corporation Laws of Minnesota and Delaware

     The rights and preferences of the holders of the Company's capital stock are presently governed by the MBCA. Upon the Reincorporation, these rights and preferences will be governed by the DGCL. Although Delaware and Minnesota corporation laws currently in effect are similar in many respects, certain differences will affect the rights of the Company's shareholders if the Reincorporation is consummated. The following discussion summarizes certain differences considered by management to be significant and is qualified in its entirety by reference to the full text of the MBCA and the GGCL.

     Treasury Shares. The MBCA does not allow treasury shares. Under the DGCL, a corporation may hold treasury shares. Treasury shares under Delaware law may be held, sold, lent, pledged or exchanged by the corporation. Such shares, however, are not outstanding shares and therefore do not receive any dividends and do not have voting rights.

     Anti-Takeover Legislation. Both the MBCA and the DGCL contain provisions intended to protect shareholders from individuals or companies attempting a takeover of a corporation in certain circumstances. The anti-takeover provisions of the MBCA and the DGCL differ in a number of respects, and it is not practical to summarize all such differences here. However, the following is a summary of certain significant differences.

     Control Share Acquisition. The Minnesota control share acquisition statute, MBCA Section 302A.671 ("Section 671"), establishes various disclosure and shareholder approval requirements to be met by individuals or companies attempting a takeover of an "issuing public corporation" such as Sunrise. Delaware has no comparable provision. Section 671 provides that any person (an "acquiring person") proposing to make a "control share acquisition" must disclose certain information to the target corporation and the target corporation's shareholders must thereafter approve the control share acquisition, or else certain of the shares acquired in the control share acquisition will not have voting rights and will be subject to redemption by the target corporation for a specified period of time at the market value of such shares. A "control share acquisition" is an acquisition of shares of an issuing public corporation which results in the acquiring person's voting power increasing from its preacquisition level to one of the following levels of voting power: (i) at least 20 percent but less than 33-1/3 percent; (ii) at least 33-1/3 percent but less than or equal to 50 percent; and (iii) over 50 percent. The definition of a "control share acquisition" specifically excludes acquisitions of shares from the corporation issuing such shares, and acquisitions pursuant to plans of merger or exchange which are approved by the shareholders of the corporation. Such exemption excluded the receipt of shares issued to Stephen D. Higgins individually and as trustee in connection with the Company's 1995 merger with International Leasing Corporation ("ILC") from constituting a control share acquisition, however a transfer of the power to vote or dispose of such shares could, unless otherwise exempted, constitute a control share acquisition.

     The information that must be disclosed by the acquiring person includes, among other things, the terms of the proposed control share acquisition, the source of funds, any plans to liquidate the corporation and any plans to move the location of its principal executive offices or business activities. If an acquiring person meets certain requirements set forth in Section 671, the target corporation must call a meeting of its shareholders for the purpose of considering the proposed control share acquisition if the acquiring person so requests in writing. The notice of the shareholders' meeting must be accompanied by the information statement and a statement of the position of the board of directors on the proposed control share acquisition. Unless the disclosure provisions and the shareholder approval provisions of Section 671 are met, shares acquired in a control share acquisition that exceed the initial threshold of any of the new ranges of voting power described above (i.e.,20%, 33-1/3% or 50%) are denied voting rights and are subject to redemption by the target corporation. Any such shares denied voting rights regain those voting rights only upon transfer to a person other than the acquiring person or any affiliate or associate of the acquiring person. Such shares are subject to a call for redemption by the target corporation at a price equal to the market value of such shares. The call for redemption must be given by the target corporation within 30 days after the event giving rise to the option to call the shares for redemption and must be redeemed within 60 days after the call is given.

     Business  Combinations.  While there is no Delaware  statute  comparable to
Section 671, both Minnesota and Delaware have business combination statutes that are intended primarily to deter highly leveraged takeover bids which propose to use the target's assets as collateral for the offeror's debt financing or to liquidate the target, in whole or in part, to satisfy financing obligations. Proponents of the business combination statutes argue that such takeovers have a number of abusive effects, such as adverse effects on the community and employees, when the target is broken up. Further, proponents argue that if the offeror can wholly finance its bid with the target's assets, that fact suggests that the price offered is not fair in relation to the value of the company, regardless of the current market price.

     The Minnesota statute, MBCA Section 302.673, provides that an issuing public corporation such as Sunrise Minnesota may not engage in certain business combinations with any person that acquires beneficial ownership of 10 percent or more of the voting stock of that corporation (i.e., an "interested shareholder") for a period of four years following the date that the person became an interested shareholder (the "share acquisition date") unless, prior to that share acquisition date, a committee of the corporation's disinterested directors approve either the business combination or the acquisition of shares. Sunrise Minnesota currently has one "interested shareholder," whose acquisitions were approved by a disinterested committee of the Company's Board of Directors pursuant to the Minnesota statute: Stephen D. Higgins individually and as trustee, as a result of the Company's 1995 merger with ILC.

     Only defined types of "business combinations" are prohibited by the Minnesota statute. In general, the definition includes: any merger or exchange of securities of the corporation with the interested shareholder; certain sales, transfers or other disposition of assets of the corporation to an interested shareholder; transfers by the corporation to interested shareholders of shares that have a market value of five percent or more of the value of all outstanding shares, except for a pro rata transfer made to all shareholders; any liquidation or dissolution of, or reincorporation in another jurisdiction of, the corporation which is proposed by the interested shareholder; certain transactions proposed by the interested shareholder or any affiliate or associate of the interested shareholder that would result in an increase in the proportion of shares entitled to vote owned by the interested shareholder; and transactions whereby the interested shareholder receives the benefit of loans, advantages, guarantees, pledges or other financial assistance or tax advances or credits from the corporation.

     For purposes of selecting a committee, a director or person is "disinterested" under the Minnesota Statute if the director or person is neither an officer nor an employee, nor has been an officer or employee within five years preceding the formation of the committee of the issuing public corporation, or of a related corporation. The committee must consider and act on any written, good faith proposal to acquire shares or engage in a business combination. The committee must consider and take action on the proposal and within 30 days render a decision in writing regarding the proposal.

     In contrast to the Minnesota provisions, the Delaware statute provides that if a person acquires 15 percent or more of the voting stock of a Delaware corporation, the person is designated an "interested stockholder" and the corporation may not engage in certain business combinations with such person for a period of three years. However, an otherwise prohibited business combination may be permitted if one of three conditions is met. First, if prior to the date the person became an interested stockholder, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, then the business combination is permitted. Second, a business combination is permitted if the tender offer or other transaction pursuant to which the person acquires 15 percent stock ownership is attractive enough such that the interested stockholder is able to acquire ownership in the same transaction of at least 85 percent of the outstanding voting stock (excluding for purposes of determining the number of shares outstanding those shares owned by directors who are also officers and shares owned by certain employee stock ownership plans). Finally, the business combination is permissible if approved by the board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of two-thirds of the outstanding voting shares held by disinterested stockholders.

     As in Minnesota, only certain Delaware corporations are subject to the business combination provisions. A corporation is subject to the statute if it is incorporated under the laws of Delaware and has a class of voting stock that is listed on a national securities exchange, quoted on Nasdaq, or held of record by more than 2,000 shareholders. Sunrise Delaware will be subject to the Delaware statute.

     Only certain "business combinations" are prohibited under Delaware law. A business combination is defined broadly to include any of the following: any merger or consolidation with the interested stockholder; any sale, transfer or other disposition of assets to the interested stockholder if the assets have a market value equal to or greater than 10 percent of the aggregate market value of all of the corporation's assets; any transfer of stock of the corporation to the interested stockholder, except for transfers in a conversion or exchange or a pro rata distribution; or any receipt by the interested stockholder of any loans, advances, guarantees, pledges and other financial benefits, except in connection with a pro rata transfer.

     The Delaware provisions do not apply to any business combination in which the corporation, with the support of a majority of those directors who were serving as directors before any person became an interested stockholder, proposes a merger, sale, lease, exchange or other disposition of at least 50 percent of its assets, or supports (or does not oppose) a tender offer for at least 50 percent of its voting stock. In such a case, all interested stockholders are released from the three year prohibition and may compete with the corporation-sponsored transaction.

     A comparison of the MBCA and DGCL business combination statutes reveals that Minnesota law is somewhat more restrictive with respect to a prospective takeover attempt than Delaware. In Minnesota, an interested shareholder is one who owns 10 percent of the outstanding shares, while in Delaware 15 percent is the threshold. In Minnesota, a person is deemed to beneficially own shares which that person has the right to acquire pursuant to the exercise of stock options, warrants or other rights, whereas in Delaware a person is not deemed to own such shares. An interested shareholder must wait four years in Minnesota to engage in prohibited business combinations, while the waiting period is only three years in Delaware. Minnesota also has a potentially broader definition of a business combination which encompasses a larger variety of transactions.

     Another difference between the two statutes is the method by which prohibited transactions become permissible. In Delaware, an otherwise prohibited business combination may be permitted by board approval, by stockholder approval, or by an acquisition of 85 percent of the outstanding shares of voting stock. In Minnesota, a prohibited transaction is only permitted by advance board committee approval. In addition, the Delaware statute provides that if the corporation proposes a merger or sale of assets, or does not oppose a tender offer, all interested stockholders are released from the three year prohibition and may compete with the company-sponsored transaction in certain circumstances. The Minnesota statute does not have a comparable provision.

     Both  the  Minnesota  and  Delaware  provisions  permit  a  corporation  to
"opt-out" of the business combination statute by electing to do so in its articles or certificate of incorporation or bylaws. Neither the Restated and Amended Articles of Incorporation (the "Articles") nor the Bylaws of Sunrise Minnesota contain such an "opt-out" provision. Similarly, neither the Certificate of Incorporation (the "Certificate") nor the Bylaws of Sunrise Delaware contain such an "opt-out" provision.

     Other Anti-Takeover Provisions. The MBCA includes three other provisions relating to takeovers that are not included in the DGCL. These provisions address a corporation's use of golden parachutes, greenmail and the standard of conduct of the board of directors in connection with the consideration of takeover proposals.

     The MBCA contains a provision which prohibits a publicly-held corporation from entering into or amending agreements (commonly referred to as "golden parachutes") that increase current or future compensation of any officer or director during any tender offer or request or invitation for tenders.

     The MBCA also contains a provision which limits the ability of a corporation to repurchase shares at a price above market value (commonly referred to as "greenmail"). The statute provides that a publicly-held corporation is prohibited from purchasing or agreeing to purchase any shares from a person who beneficially owns more than five percent of the voting power of the corporation if the shares had been beneficially owned by that person for less than two years, and if the purchase price would exceed the market value of those shares. However, such a purchase will not violate the statute if the purchase is approved at a meeting of the shareholders by a majority of the voting power of all shares entitled to vote or if the corporation's offer is of at least equal value per share and to all holders of shares of the class or series and to all holders of any class or series into which the securities may be converted.

     The MBCA authorizes the board of directors, in considering the best interests of the corporation with respect to a proposed acquisition of an interest in the corporation, to consider the interest of the corporation's employees, customers, suppliers and creditors, the economy of the state and nation, community and social considerations and the long-term as well as short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation.

     Directors' Standard of Care and Personal Liability. The MBCA provides that a director shall discharge the director's duties in good faith, in a manner the director reasonably believed to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would have exercised under similar circumstances. A director who so performs those duties may not be held liable by reason of being a director or having been a director of the corporation.

     The DGCL provides that the board of directors has the ultimate responsibility for managing the business affairs of a Delaware corporation. In discharging this function, Delaware law holds directors to fiduciary duties of care and loyalty to the corporation and its stockholders. Delaware courts have held that the duty of care requires the exercise of an informed business judgment. An informed business judgment means that the directors have informed themselves of all material information reasonably available to them. Having become so informed, they then must act with requisite care in the discharge of their duties. Liabilities of directors of a Delaware corporation to the corporation or its stockholders for breach of the duty of care requires a finding by the court that the directors were grossly negligent in the decision-making context. The duty of loyalty requires that, in making a business decision, directors act in good faith and in the honest belief that the action taken was in the best interest of the corporation.

     Limitation or Elimination of Directors' Personal Liability. The MBCA provides that, if the articles of incorporation so provide, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited, but that the articles may not limit or eliminate such liability for (a) any breach of the director's duty of loyalty to the corporation or its shareholders, (b) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, (d) any transaction in which the director received an improper personal benefit, (e) certain violations of the Minnesota securities laws, and (f) any act or omission occurring prior to the date when the provision in the articles eliminating or limiting liability becomes effective. Sunrise Minnesota's Articles contain a provision eliminating the personal liability of its directors for breach of fiduciary duty as a director, subject to the foregoing limitations.

     The DGCL provides that, if the certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited, but that the liability of a director is not limited or eliminated for (a) any breach of the director's duty of loyalty to the corporation or its shareholders, (b) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, or (d) any transaction in which the director received an improper personal benefit. Sunrise Delaware's Certificate contains a provision eliminating the personal liability of its directors for breach of fiduciary duty as a director, subject to the foregoing limitations.

     The Company is not aware of any pending or threatened litigation to which the above-described limitation of directors' liability would apply.

     Indemnification. The MBCA generally provides for mandatory indemnification of persons acting in an official capacity on behalf of the corporation if such a person acted in good faith, received no improper personal benefit, acted in a manner the person reasonably believed to be in or not opposed to the best interest of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful.

     The DGCL permits a corporation to indemnify officers, directors, employees or agents and expressly provides that the indemnification provided for therein shall not be deemed exclusive of any indemnification right provided under any bylaw, vote of shareholders or disinterested directors or otherwise.

     Delaware law permits indemnification against expenses and certain other liabilities arising out of legal actions brought or threatened against parties entitled to indemnity for their conduct on behalf of the corporation, provided that each such person acted in good faith and in a manner such person reasonably believed was in or not opposed to the best interests of the corporation. Indemnification is available in a criminal action only if the person seeking indemnity had no reasonable cause to believe that the person's conduct was unlawful. Delaware law does not allow indemnification for directors in the case of an action by or in the right of the corporation (including stockholder derivative suits) as to which such director shall have been adjudged to be liable to the corporation unless indemnification (limited to expenses) is ordered by a court.

     The Bylaws of Sunrise Minnesota provide for indemnification to the full extent provided by Minnesota law. The Bylaws of Sunrise Delaware also provide for indemnification to the full extent permitted by Delaware law.

     Stockholder Voting. Under both Minnesota law and Delaware law, action on certain matters, including the sale, lease or exchange of all or substantially all of the corporation's property or assets, mergers, and consolidations and voluntary dissolution, must be approved by the holders of a majority of the outstanding shares. In addition, both states' laws provide that the articles of incorporation may provide for a supermajority of the voting power of the outstanding shares to approve such extraordinary corporate transactions.

     Appraisal Rights in Connection with Corporate Reorganizations and Other Actions. Under Minnesota law and Delaware law, shareholders have the right, in some circumstances, to dissent from certain corporate transactions by demanding payment in cash for their shares equal to the fair value as determined by agreement with the corporation or by a court in an action timely brought by the dissenters. Minnesota law, in general, affords dissenters' rights upon certain amendments to the articles that materially and adversely affect the rights or preferences of the shares of the dissenting shareholder, upon the sale of substantially all corporate assets, and upon merger or exchange by a corporation, regardless of whether the shares of the corporation are listed on a national securities exchange or widely held.

     Delaware law allows for dissenters' rights only in connection with certain mergers or consolidations. No such appraisal rights exist, however, for corporations whose shares are listed on a national securities exchange or held of record by more than 2,000 stockholders unless the certificate of incorporation provides otherwise (Sunrise Delaware's Certificate does not provide otherwise) or unless the shareholders are to receive in the merger or consolidation anything other than (a) shares of stock of the corporation surviving or resulting from such merger or consolidation, (b) shares of stock of any other corporation which at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 shareholders, and/or (c) cash in lieu of fractional shares of the corporation.

     The procedures for asserting dissenters' rights in Delaware impose most of the initial costs of such assertion on the dissenting shareholder, whereas the Minnesota procedures pose little financial risk to the dissenting shareholder in demanding payment in excess of the amount the corporation determined to be the fair value of its shares.

     Cumulative Voting for Directors. Minnesota law provides that each stockholder entitled to vote for directors has the right to cumulate those votes in the election of directors by giving written notice of intent to do so, unless the corporation's articles of incorporation provide otherwise. Sunrise Minnesota's Articles prohibit such accumulation of votes in elections of directors. Under Delaware law, no such cumulative voting exists, unless the certificate of incorporation provides otherwise. Sunrise Delaware's Certificate does not provide for cumulative voting in elections of directors.

     Conflicts of Interest. Under both Minnesota law and Delaware law, a contract or transaction between a corporation and one or more of its directors, or an entity in or of which one or more of the corporation's directors are directors, officers, or legal representatives or have a material financial interest, is not void or voidable solely by reason of the conflict, provided that the contract or transaction is fair and reasonable at the time it is authorized, it is ratified by the corporation's stockholders after disclosure of the relationship or interest, or is authorized in good faith by a majority of the disinterested members of the board of directors after disclosure of the relationship or interest. However, if the contract or transaction is authorized by the board, under Minnesota law the interested director may not be counted in determining the presence of a quorum and may not vote. Delaware law permits the interested director to be counted in determining whether a quorum of the directors is present at the meeting approving the transaction, and further provides that the contract or transaction shall not be void or voidable solely because the interested director's vote is counted at the meeting which authorizes the transaction.

     Classified Board of Directors. Both Minnesota and Delaware permit a corporation's bylaws to provide for a classified board of directors. Delaware permits a maximum of three classes; Minnesota law does not limit the number of classes. The Bylaws of Sunrise Minnesota and of Sunrise Delaware do not provide for a classified board of directors.

     Removal of Director. Under Minnesota law, in general, unless a corporation's articles provide otherwise, a director may be removed with or without cause by the affirmative vote of a majority of the shareholders. Under Delaware law, a director of a corporation may be removed with or without cause by a majority vote of the directors. However, a director of a Delaware corporation that has a classified board may be removed only for cause, unless the certificate of incorporation provides otherwise. Sunrise Delaware's Bylaws do not provide for a classified board.

     Vacancies on Board of Directors. Under Minnesota law, unless the articles or bylaws provide otherwise, (a) a vacancy on a corporation's board of directors may be filled by the vote of a majority of directors then in office, although less than a quorum, (b) a newly created directorship resulting from an increase in the number of directors may be filled by the board, and (c) any director so elected shall hold office only until a qualified successor is elected at the next regular or special meeting of shareholders. Sunrise Minnesota's Bylaws follow these provisions.

     Under Delaware law, a vacancy on a corporation's board of directors may be filled by a majority of the remaining directors, although less than a quorum, or by the affirmative vote of a majority of the outstanding voting shares, unless otherwise provided in the certificate of incorporation or bylaws. Sunrise Delaware's Bylaws are the same as the Company's Bylaws on this point.

     Annual Meetings of Stockholders. Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting power of all shares entitled to vote may demand a regular meeting of stockholders. Delaware law provides that if no date has been set for an annual meeting of stockholders for a period of 13 months after the last annual meeting, the Delaware court may order a meeting to be held upon the application of any stockholder or director.

     Special Meetings of Stockholders. Minnesota law provides that the chief executive officer, the chief financial officer, two or more directors, a person authorized in the articles or bylaws to call a special meeting, or a shareholder holding 10 percent or more of the voting power of all shares entitled to vote, may call a special meeting of the stockholders, except that a special meeting concerning a business combination must be called by 25 percent of the voting power of all shares entitled to vote. Under Delaware law, only the board of directors or those persons authorized by the corporation's certificate of incorporation or bylaws may call a special meeting of the corporation's stockholders. The Bylaws of Sunrise Delaware provide that stockholders holding 10 percent of the voting power can call special meetings.

     Voluntary Dissolution. Minnesota law provides that a corporation may be dissolved by the voluntary action of holders of a majority of a corporation's shares entitled to vote at a meeting called for the purpose of considering such dissolution. Delaware law provides that voluntary dissolution of a corporation first must be deemed advisable by a majority of the board of directors and then approved by a majority of the outstanding stock entitled to vote. Delaware law further provides for voluntary dissolution of a corporation without action of the directors if all of the stockholders entitled to vote on such dissolution shall have consented to the dissolution in writing.

     Involuntary Dissolution. Minnesota law provides that a court may dissolve a corporation in an action by a shareholder where: (a) the situation involves a deadlock in the management of corporate affairs and the shareholders cannot break the deadlock; (b) the directors have acted fraudulently, illegally, or in a manner unfairly prejudicial to the corporation; (c) the shareholders are divided in voting power for two consecutive regular meetings to the point where successor directors are not elected; (d) there is a case of misapplication or waste of corporate assets; or (e) the duration of the corporation has expired. The Delaware law states that courts may revoke or forfeit the charter of any corporation for abuse, misuse or nonuse of its corporate powers, privileges or franchises.

     Inspection of Shareholder Lists. Under Minnesota law, any shareholder has an absolute right, upon written demand, to examine and copy, in person or by a legal representative, at any reasonable time, the corporation's share register. Under Delaware law, any shareholder, upon written demand under oath stating the purpose thereof, has the right during the usual hours for business to inspect for any proper purpose a list of the corporation's stockholders and to make copies or extracts therefrom.

     Amendment of the Bylaws. Minnesota law provides that, unless reserved by the articles to the shareholders, the power to adopt, amend or repeal a corporation's bylaws is vested in the board, subject to the power of the shareholders to adopt, repeal or amend the bylaws. After adoption of initial bylaws, the board of a Minnesota corporation cannot adopt, amend or repeal a bylaw fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies in the board, or fixing the number of directors or their classifications, qualifications or terms of office, but may adopt or amend a bylaw to increase the number of directors.

     Delaware law provides that the power to adopt, amend or repeal bylaws remains with the corporation's stockholders, but permits the corporation, in its certificate of incorporation, to place such power in the board of directors. Sunrise Delaware's Certificate places the power to adopt, amend or repeal its Bylaws in the corporation's directors. Under Delaware law, the fact that such power has been placed in the board of directors neither divests nor limits the stockholders' power to adopt, amend or repeal bylaws.

     Amendment of the Charter. Under Minnesota law, before the shareholders may vote on an amendment to the articles of incorporation, either a resolution to amend the articles must have been approved by the affirmative vote of the majority of the directors present at the meeting where such resolution was considered, or the amendment must have been proposed by shareholders holding three percent or more of the voting power of the shares entitled to vote. Amending the articles of incorporation requires the affirmative vote of the holders of the majority of the voting power present and entitled to vote at the meeting (and of each class, if entitled to vote as a class), unless the articles of incorporation require a larger proportion. Minnesota law provides that a proposed amendment may be voted upon by the holders of a class or series even if the articles of incorporation would deny that right, if among other things, the proposed amendment would increase or decrease the aggregate number of authorized shares of the class or series, change the rights or preferences of the class or series, create a new class or series of shares having rights and preferences prior and superior to the shares of that class or series or limit or deny any existing preemptive right of the shares of the class or series.

     Under Delaware law, the board of directors must adopt a resolution setting forth an amendment to the certificate of incorporation before the shareholders may vote thereon. Unless the certificate of incorporation provides otherwise, amendments of the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also must approve the amendment.

     Proxies. Both Minnesota law and Delaware law permit proxies of definite duration. In the event the proxy is indefinite as to its duration, under Minnesota law it is valid for 11 months, under Delaware law, for three years.

     Preemptive Rights. Under Minnesota law, shareholders have preemptive rights to acquire a certain fraction of the unissued securities or rights to purchase securities of a corporation before the corporation may offer them to other persons, unless the corporation's articles of incorporation otherwise provide. The Articles of Incorporation of Sunrise Minnesota provide that no such preemptive right exists in Sunrise Minnesota's shareholders. Under Delaware law, no such preemptive right will exist, unless the corporation's certificate of incorporation specifies otherwise. Sunrise Delaware's Certificate does not provide for any such preemptive rights.

     Dividends. Generally, a Minnesota corporation may pay a dividend if its board determines that the corporation will be able to pay its debts in the ordinary course of business after paying the dividend and if, among other things, the dividend payment does not reduce the remaining net assets of the corporation below the aggregate preferential amount payable in the event of liquidation to the holders of the shares having preferential rights, unless the payment is made to those shareholders in the order and to the extent of their respective priorities. A Delaware corporation may pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year, except that dividends may not be paid out of net profits if, after the payment of the dividend, capital is less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

     Shareholders' Action Without a Meeting. Under Minnesota law, any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting by written consent signed by all of the shareholders entitled to vote on such action. This power cannot be restricted by a Minnesota corporation's articles. Delaware law permits such an action to be taken if the written consent is signed by the holders of shares that would have been required to effect the action at an actual meeting of the stockholders. Generally, holders of a majority of outstanding shares could effect such an action.
However, Delaware law also provides that a corporation's certificate of incorporation may restrict or prohibit stockholders' action without a meeting, and Sunrise Delaware's Certificate restricts such stockholder action without a meeting.

     Action by written consent may, in some circumstances, permit the taking of shareholder action opposed by the board of directors more rapidly than would be possible if a meeting of shareholders were required. The Board of Directors believes, however, that it is important that the Board be able to give advance notice of and consideration to any such shareholder action in certain circumstances, and that shareholders be able to discuss at a meeting matters which may affect their rights. The Board of Directors believes that it is generally inappropriate for shareholders of a publicly-held corporation to take action affecting the corporation and its shareholders without a meeting. Therefore, the Sunrise Delaware Certificate includes a restriction against shareholder action by written consent without a meeting.

     Stock Repurchases. A Minnesota corporation may acquire its own shares if, after the acquisition, it is able to pay its debts as they become due in the ordinary course of business and if enough value remains in the corporation to satisfy all preferences of senior securities. Under Delaware law, a corporation may purchase or redeem shares of any class except when its capital is impaired or such purchase would cause impairment of capital, except that a corporation may purchase or redeem out of capital any of its preferred shares if such shares will be retired upon the acquisition and the capital of the corporation will be thereby reduced.

Rights of Dissenting Shareholders

     Section 302A.471 of the MBCA grants any shareholder of the Company of record on September 2, 1997 who objects to the Merger the right to have the Company purchase the shares owned by the dissenting shareholder at their fair value at the Effective Time of the Merger. It is the present intention of the Company to abandon the Merger in the event shareholders exercise dissenter's rights and the Company becomes obligated to make a substantial payment to said dissenting shareholders.

     To be entitled to payment, the dissenting shareholder must file prior to the vote for the proposed Merger a written notice of intent to demand payment of the fair value of the shares and must not vote in favor of the proposed Merger; provided, that such demand shall be of no force and effect if the proposed Merger is not effected. The submission of a blank proxy will constitute a vote in favor of the Merger and a waiver of dissenter's rights. The Company's liability to dissenting shareholder for the fair value of the shares shall also be the liability of Sunrise Delaware when and if the reincorporation is consummated. Any shareholder contemplating the exercise of these dissenter's rights should review carefully the provisions of Sections 302A.471 and 302A.473 of the MBCA, particularly the procedural steps required to perfect such rights. SUCH RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS OF SECTIONS 302A.471 AND 302A.473 ARE NOT FULLY AND PRECISELY SATISFIED. A COPY OF SECTIONS 302A.471 AND 302A.473 IS ATTACHED AS EXHIBIT D.

     Shareholders of the Company who do not demand payment for their shares as provided above and in Section 302A.473 of the MBCA shall be deemed to have assented to the Merger. A vote against the Merger, however, is not necessary to entitle dissenting shareholders to require the Company to purchase their shares.

     If and when the proposed Reincorporation is approved by shareholders of the Company and the Merger Agreement is not abandoned by the Board of Directors, the Company shall notify all shareholders who have dissented as provided above of:

     (1) the address to which demand for payment and certificates for shares must be sent to obtain payment and the date by which they must be received;

     (2) any restriction on transfer of uncertificated shares that will apply after the demand for payment is received;

     (3) a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

     (4) a copy of Sections 302A.471 and 302A.473 of the MBCA and a brief description of the procedures to be followed to dissent and obtain payment of fair values for shares.

     To receive the fair value of the shares, a dissenting shareholder must demand payment and deposit share certificates within 30 days after the notice was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect. Under Minnesota law, notice by mail is given by the Company when deposited in the United States mail. A shareholder who fails to make demand for payment and to deposit certificates will lose the right to receive the fair value of the shares notwithstanding the timely filing of the first notice of intent to demand payment. After the effective date of the Reincorporation, the Company shall remit to the dissenting shareholders who have complied with the above-described procedures the amount the Company estimates to be the fair value of such shareholder's shares, plus interest.

     If a dissenter believes that the amount remitted by the Company is less than the fair value of the shares, with interest, the shareholder may give written notice to the Company of the dissenting shareholder's estimate of fair value, with interest, within 30 days after the Company mails such remittance and demand payment of the difference. UNLESS A SHAREHOLDER MAKES SUCH A DEMAND WITHIN SUCH THIRTY-DAY PERIOD, THE SHAREHOLDER WILL BE ENTITLED ONLY TO THE AMOUNT REMITTED BY THE COMPANY.

         Within 60 days after the Company receives such a demand from a shareholder, it will be required either to pay the shareholder the amount demanded or agreed to after discussion between the stockholder and the Company or to file in court a petition requesting that the court determine the fair value of the shares, with interest. All shareholders who have demanded payment for their shares, but have not reached agreement with the Company, will be made parties to the proceeding. The court will then determine whether the shareholders in question have fully complied with the provisions of Section 302A.473 and will determine the fair value of the shares, taking into account any and all factors the court finds relevant (including the recommendation of any appraisers that may have been appointed by the court), computed by any method that the court, in its discretion, sees fit to use, whether or not used by the Company or a shareholder. The costs and expenses of the court proceeding will be assessed against the Company, except that the court may assess part or all of those costs and expenses against a shareholder whose action in demanding payment is found to be arbitrary, vexatious, or not in good faith.

     The fair value of the Company's shares means the fair value of the shares immediately before the effectiveness of the Merger. Under Section 302A.471, a shareholder of the Company has no right at law or equity to set aside the consummation of the Merger, except if such consummation is fraudulent with respect to such shareholder or the Company.

     Any shareholder making a demand for payment of fair value may withdraw the demand at any time prior to the determination of the fair value of the shares by filing written notice of such withdrawal with the Company.

     The foregoing summary of the applicable provisions of Sections 302A.471 and 302A.473 of the MBCA is not intended to be a complete statement of such provisions and is qualified in its entirety by reference to such sections, the full texts of which are attached as Exhibit D to this Proxy Statement.

Tax Consequences

     The Reincorporation provided for in the Merger Agreement is intended to be tax free under the Internal Revenue Code. Accordingly, no gain or loss will be recognized by the Company's shareholders for federal income tax purposes as a result of the consummation of the Reincorporation. Each shareholder will have a tax basis in the shares of capital stock of Sunrise Delaware deemed received equal to the tax basis of the shareholder in the shares of capital stock deemed exchanged therefor, and, provided that the shareholder held the shares of capital stock as a capital asset, such shareholder's holding period for the shares of capital stock of Sunrise Delaware deemed to have been received will include the holding period of the shares of capital stock deemed exchanged therefor. No gain or loss will be recognized for federal income tax purposes by Sunrise Minnesota or Sunrise Delaware, and Sunrise Delaware will succeed, without adjustment, to the tax attributes of the Company.

     Shareholders should consult their own tax advisers as to the particular tax consequences to them of the Reincorporation under state, local or foreign tax laws.

Regulatory Requirements

     The Company does not have to comply with any federal or state regulatory requirements, other than the federal and applicable state securities laws, in connection with the Reincorporation.

Vote Required for Reincorporation

     Approval of the Reincorporation and the Merger Agreement will require the affirmative vote of a majority of the outstanding shares of Common Stock of Sunrise Minnesota. As a result, the Reincorporation will not be effected if less than 50 percent of the outstanding shares of Common Stock of Sunrise Minnesota (approximately 3,893,898 Shares) are voted in favor of the Reincorporation.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE MERGER AGREEMENT AND THE REINCORPORATION.


                                 OTHER BUSINESS

     Management knows of no other matters to be presented at the 1997 Annual Meeting. If any other matter properly comes before the Annual Meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.


                              SHAREHOLDER PROPOSALS

     Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 1998 Annual Meeting must be received by the Company by April 15, 1998 to be includable in the Company's proxy statement and related proxy for the 1998 Annual Meeting.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP has served as the Company's independent public accountants since August 1993. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire. Arthur Andersen will be available to respond to appropriate questions from the Company's shareholders. The Company is considering changing its independent accountants and therefore has not selected an accountant for the current fiscal year. There is no disagreement between the Company and Arthur Andersen.

                                    FORM 10-K

THE COMPANY WILL PROVIDE AT NO CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, TO ANY BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE 1997 ANNUAL MEETING. PLEASE ADDRESS YOUR REQUEST TO THE ATTENTION OF BARRY J. SCHWACH, CHIEF FINANCIAL OFFICER. YOUR REQUEST MUST CONTAIN A REPRESENTATION THAT, AS OF SEPTEMBER 2, 1997, YOU WERE A BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS.

                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       Jeffrey G. Jacobsen, Secretary

Dated:  September __, 1997

                             SUNRISE RESOURCES, INC.
                                      PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints ERROL F. CARLSTROM and JEFFREY G. JACOBSEN, and each of them, with power to appoint a substitute, to vote all shares the undersigned is entitled to vote at the Annual Meeting of Shareholders of Sunrise Resources, Inc. to be held on October 17, 1997, and at all adjournments thereof, as specified below on the following matters which are further described in the Proxy Statement related hereto, and, in their discretion, upon any other matters which may be brought before the meeting.

1.   PROPOSAL TO SET THE NUMBER OF DIRECTORS AT FIVE (5).

          [ ] FOR            [ ] AGAINST          [ ] ABSTAIN

2.   ELECTION OF DIRECTORS.  NOMINEES: Peter J. King, Errol F. Carlstrom, Donald
     R. Brattain, Thomas R. King and Jeffrey G. Jacobsen.

          [ ] VOTE FOR all nominees listed above (except vote withheld from the following nominees, if any, whose names are written below)

                     -------------------------------------

          [ ] WITHHOLD AUTHORITY to vote for all nominees listed above.

3. PROPOSAL TO APPROVE THE REINCORPORATION OF THE COMPANY UNDER DELAWARE LAW AND THE AGREEMENT AND PLAN OF MERGER pursuant to which Sunrise Resources, Inc., a Minnesota corporation, will merge with and into Sunrise International Leasing Corporation, a Delaware corporation.

          [ ] FOR            [ ] AGAINST          [ ] ABSTAIN

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for all directors named in Item 2 and for Proposals 1 and 3.

                    Dated: ______________________________________________, 1997

                    Please sign exactly as name appears at left. When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please have signed in full corporate name by President or other authorized officer. If a partnership, please have signed in partnership name by authorized person.


                    ___________________________________________________________
                    Signature

                    ___________________________________________________________
                    Signature, if held jointly

                  PLEASE MAKE, SIGN, DATE AND RETURN THIS PROXY
                      PROMPTLY, USING THE ENCLOSED ENVELOPE

                                                                      EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER


DATE:             _______, 1997

PARTIES:

Sunrise Resources, Inc. (a Minnesota corporation)         ("Sunrise Minnesota")
5500 Wayzata Boulevard, Suite 725
Golden Valley, Minnesota  55416

Sunrise International Leasing Corporation                  ("Sunrise Delaware")
(a Delaware corporation)
5500 Wayzata Boulevard, Suite 725
Golden Valley, Minnesota  55416

RECITALS:

     A. Sunrise Minnesota is a corporation duly organized, validly existing, and in good standing under the laws of the State of Minnesota.

     B. Sunrise Delaware is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware.

     C. The Board of Directors of Sunrise Minnesota and the Board of Directors of Sunrise Delaware deem it advisable that Sunrise Minnesota merge with and into Sunrise Delaware in accordance with the applicable laws of the States of Delaware and Minnesota, and the Board of Directors of each of such corporations has approved this Agreement and Plan of Merger (the "Merger Agreement").

     D. The Board of Directors of Sunrise Minnesota has directed that this Agreement be submitted to a vote of the Sunrise Minnesota shareholders at the Annual Meeting of Shareholders to be held on October 17, 1997, or any adjournment thereof.

     E. The Board of Directors of Sunrise Delaware has directed that this Merger Agreement be submitted to its sole shareholder, Sunrise Minnesota, and such sole shareholder has adopted and approved this Merger Agreement by written action dated _____________, 1997.


AGREEMENTS:

     NOW, THEREFORE, in consideration of the agreements, provisions, and covenants herein contained, the parties hereby agree as follows:

                             I. TERMS AND CONDITIONS

     1.1 Merger. Sunrise Minnesota shall be merged (the "Merger") with and into Sunrise Delaware, and Sunrise Delaware shall be the surviving corporation (the "Surviving Corporation"), effective upon the date that this Agreement or an appropriate certificate of merger is filed with the Secretary of State of the State of Delaware, or upon the date that appropriate articles of merger are filed with the Secretary of State of the State of Minnesota, whichever occurs later (the "Effective Date").

     1.2 Effect of Merger.

          (a) On the Effective Date, the separate corporate existence of Sunrise Minnesota shall cease, and the corporate existence of Sunrise Delaware, as the Surviving Corporation governed by Delaware law, shall continue unimpaired and unaffected by the Merger.

          (b) On the Effective Date, the shares of Sunrise Delaware Common Stock theretofore issued and outstanding shall be retired and canceled.

          (c) On the Effective Date, each share of Sunrise Minnesota Common Stock issued and outstanding shall be converted by reason of the Merger and without any action on the part of the holders thereof into and become one share of Common Stock of the Surviving Corporation. Except as provided by Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act, the shares of Sunrise Minnesota Common Stock so converted shall cease to exist as such and shall exist only as shares of Common Stock of the Surviving Corporation.

     1.3 Stock Certificates. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of the Common Stock of Sunrise Minnesota shall be deemed for all purposes to evidence ownership of and to represent the shares of the Surviving Corporation into which the shares of Sunrise Minnesota represented by such certificates have been converted as herein provided. The registered owner on the books and records of Sunrise Minnesota or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the Surviving Corporation evidenced by such outstanding certificate as above provided.

     1.4 Options. Upon the Effective Date, the Surviving Corporation will assume and continue all existing stock option and stock purchase plans of Sunrise Minnesota and the outstanding and unexercised portions of all options or warrants to buy Common Stock of Sunrise Minnesota which shall become options or warrants for the same number of shares of Common Stock of the Surviving Corporation with no other changes in the terms or conditions of such options, including exercise prices.

                 II. CHARTER DOCUMENTS, DIRECTORS, AND OFFICERS

     2.1 Sunrise Delaware Certificate of Incorporation and Bylaws. The Certificate of Incorporation of Sunrise Delaware, as in effect on the Effective Date, shall continue to be the Certificate of Incorporation of the Surviving Corporation until further amended in accordance with the provisions thereof and applicable law. The Bylaws of Sunrise Delaware, as amended and in effect on the Effective Date, shall continue to be the Bylaws of the Surviving Corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law.

     2.2 Sunrise Directors and Officers. The directors of Sunrise Minnesota on the Effective Date shall become the directors of the Surviving Corporation and continue in office until their successors are elected and qualified, or until their death, resignation, or removal. The officers of Sunrise Minnesota on the Effective Date shall become the officers of the Surviving Corporation and continue in office and shall serve at the pleasure of the Board of Directors.

                            III. CONDITIONS TO MERGER

     3.1 Conditions. The consummation of the Merger and the other transactions contemplated by this Merger Agreement is subject to the satisfaction of the following conditions prior to or on the Effective Date:

          (a) Shareholder Approval. The principal terms of this Merger Agreement shall have been approved by the shareholders of Sunrise Minnesota; and

          (b) Listing. The shares of Surviving Corporation Common Stock to be issued shall be, upon official notice of issuance, listed on the Nasdaq National Market(TM).

                                IV. MISCELLANEOUS

     4.1 Abandonment. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of
Directors of Sunrise Minnesota, notwithstanding approval of this Merger Agreement by the shareholders of Sunrise Minnesota.

     4.2 Amendment. At any time before the Effective Date, this Merger Agreement may be amended, modified, or supplemented by the Boards of Directors of the parties hereto, notwithstanding approval of this Merger Agreement by the shareholders of Sunrise Minnesota, provided, however, that no such amendment, modification, or supplement not approved by the shareholders changes any of this Merger Agreement's principal terms.

     4.3 Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

     4.4 Further Assurances. From time to time on and after the Effective Date, each party hereto agrees that it will execute and deliver or cause to be executed and delivered all such further assignments, assurances or other instruments, and shall take or cause to be taken all such further actions, as may be necessary or desirable to consummate the Merger provided for herein, and the other transactions contemplated by this Merger Agreement.

     IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Board of Directors of each of the parties hereto, is hereby executed on behalf of each of said corporations by their respective officers thereunto duly authorized.


                                      SUNRISE RESOURCES, INC.,
                                      a Minnesota corporation


                                      By:  __________________________________
                                              Errol F. Carlstrom, President
Attest:

______________________________
Jeffrey G. Jacobsen, Secretary
                                      SUNRISE INTERNATIONAL
                                      LEASING CORPORATION,
                                      a Delaware corporation


                                      By:  __________________________________
                                             Errol F. Carlstrom, President
Attest:

______________________________
Jeffrey G. Jacobsen, Secretary

                                                                    EXHIBIT B

                          CERTIFICATE OF INCORPORATION
                                       OF
                    SUNRISE INTERNATIONAL LEASING CORPORATION


                                ARTICLE 1 - NAME

     1.1)  The  name  of  the  corporation  is  Sunrise   International  Leasing
Corporation.


                     ARTICLE 2 - REGISTERED OFFICE AND AGENT

     2.1) The registered office of the corporation is located at 1013 Centre Road, Wilmington, County of Newcastle, Delaware 19805. The name of its registered agent at such address is Corporation Service Company.


                              ARTICLE 3 - PURPOSES

     3.1) The nature of the business or purposes to be conducted or promoted by the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.


                            ARTICLE 4 - CAPITAL STOCK

     4.1) The aggregate number of shares the corporation has authority to issue shall be 20,000,000 shares, which shall have a par value of $.01 per share and which shall consist of 17,500,000 shares of Common Stock and 2,500,000 shares of Preferred Stock. The Board of Directors of the corporation is authorized to establish from the shares of Preferred Stock, by resolution adopted and filed in the manner provided by law, one or more classes or series and to fix the powers, relative rights and preferences of each such class or series.

     4.2) No holder of shares of the corporation of any class now or hereafter authorized has any preferential or preemptive right to subscribe for, purchase or receive any shares of the corporation of any class now or hereafter authorized, or any options or warrants for such shares, which may at any time be issued, sold or offered for sale by the corporation.

     4.3) No holder of shares of the corporation of any class now or hereafter authorized shall be entitled to cumulative voting.

     4.4) The Board is further authorized to issue shares of one class or series to holders of that class or series or to holders of another class or series to effectuate share dividends or splits.

                         ARTICLE 5 - MEETINGS AND BOOKS

     5.1) Meetings of the stockholders may be held outside the State of Delaware, as the Bylaws may provide. No action shall be taken by the stockholders by written consent without a meeting.

     5.2) The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the corporation.


                            ARTICLE 6 - INCORPORATOR

     6.1) The name and mailing address of the incorporator are as follows:

                           John F. Wurm
                           1100 International Centre
                           900 Second Avenue South
                           Minneapolis, Minnesota  55402


                  ARTICLE 7 - LIMITATION OF DIRECTOR LIABILITY

     7.1) A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except a director shall be liable to the extent provided by applicable law (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the corporation shall be so further eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. Any repeal or modification of the foregoing provisions of this Article 7 by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.


                           ARTICLE 8 - INDEMNIFICATION

     8.1) The corporation shall indemnify, to the fullest extent authorized or permitted by law as now enacted or hereafter amended, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director, officer, employee or agent of the corporation or by reason of the fact that such person, at the request of the corporation, is or was serving any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, as a director, officer, employee or agent.

     8.2) The corporation shall, to the fullest extent authorized or permitted by law as now enacted or hereafter amended, pay the expenses (including attorneys' fees) incurred by persons identified in the preceding Section 8.1 in defending such action, suit or proceeding in advance of the final disposition of the same.

     8.3) The rights conferred on any person pursuant to this Article 8 shall not be exclusive of any other rights which such person may have or hereafter acquire under any statutes, Bylaw, agreement, vote of stockholders or disinterested directors, or otherwise.

     8.4) The Board of Directors may authorize the purchase and maintenance of insurance for the purpose of such indemnification or other rights granted pursuant to this Article 8, against expense liability or loss, whether or not the corporation would have the power to indemnify such persons against such expense, liability or loss under the Delaware General Corporation Law, as now enacted or hereafter amended.

     8.5) The indemnification and advancement of expenses provide by, or granted pursuant to, this Article 8 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.


                               ARTICLE 9 - BYLAWS

     9.1) The Board of Directors is expressly authorized to make and alter Bylaws of this corporation, subject to the power of the stockholders to change or repeal such Bylaws and subject to any other limitations on such authority provided by the General Corporation Law of Delaware.


     The undersigned, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this Certificate, hereby declaring and certifying that this is his act and deed and the facts herein stated are true, and accordingly has hereunto set his hand this 27th day of August, 1997.



                                             /s/ John F. Wurm
                                             John F. Wurm

                                                                     EXHIBIT C

                                     BYLAWS
                                       OF
                    SUNRISE INTERNATIONAL LEASING CORPORATION


                                   ARTICLE 1.

                                    OFFICES

     1.1) Offices. The registered office of the corporation shall be located 1013 Centre Road, in the City of Wilmington, State of Delaware. The corporation may also have offices and places of business at such other places, within or without the State of Delaware, as the Board of Directors may from time to time determine or the business of the corporation may require.


                                   ARTICLE 2.

                            MEETINGS OF STOCKHOLDERS

     2.1) Time and Place. The annual meeting and all special meetings of stockholders may be held at such time and place within or without the State of Delaware as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

     2.2) Annual Meetings. The annual meeting of stockholders shall be held on such day of such month of each year as shall be determined by the Board of Directors or, if the Board shall fail to act, by the President. At the annual meeting the stockholders, voting as provided in the Certificate of Incorporation or by law or in these Bylaws, shall elect directors and shall transact such other business as may properly be brought before the meeting.

     2.3) Special Meetings. Special meetings of the stockholders entitled to vote shall be called by the Secretary at any time upon request of the Chairman of the Board, the President, or the Board of Directors (acting upon majority vote). In addition, special meetings of the stockholders entitled to vote may be called by a shareholder or shareholders holding ten percent (10%) or more of the voting power of all shares entitled to vote who shall demand such special meeting by giving written notice of demand to the President, Secretary, Treasurer, Chairman of the Board or any other director specifying the purposes of the meeting.

     2.4) Notice. Written notice of the place, date and hour of any annual or special meeting of stockholders shall be given personally or by mail to each stockholder entitled to vote thereat, at such shareholder's address as it appears on the records of the corporation, not less than ten (10) nor more than sixty (60) days prior to the meeting. Notice of any special meeting shall state the purpose or purposes for which the meeting is called.

     2.5) Stockholder List. The officer who has charge of the stock ledger of the corporation shall prepare, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for at least ten (10) days prior to the meeting, at a place within the city where the meeting is to be held. The list shall also be produced at the time and place of the meeting, and open for inspection by any stockholder during the meeting.

     2.6) Quorum and Adjourned Meetings. The holders of a majority of all shares outstanding and entitled to vote, represented either in person or by proxy, shall constitute a quorum for the transaction of business at any annual or special meeting of the stockholders. In case a quorum is not present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat present in person or represented by proxy shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented; provided, however, if the adjournment is for more than thirty (30) days or if after the adjournment a new record date is set for the adjourned session, notice of any such adjourned session shall be given in the manner heretofore described. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the original meeting.

     2.7) Voting. At each meeting of the stockholders, every stockholder having the right to vote shall be entitled to vote in person or by proxy. Except as otherwise provided by law or the Certificate of Incorporation, each stockholder of record shall be entitled to one (1) vote for each share of stock having voting power standing in his name on the books of the corporation. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all matters shall be determined by vote of a majority of the shares present or represented at such meeting and voting on such questions.

     2.8) Order of  Business.  The  suggested  order of  business  at the annual
meeting  and,  to  the  extent  appropriate,   at  all  other  meetings  of  the
stockholders shall, unless modified by the presiding chairman, be:

                  (a)      Call of roll
                  (b)      Proof of due notice of meeting or waiver of notice
                  (c)      Determination of existence of quorum
                  (d)      Reading and disposal of any unapproved minutes
                  (e)      Annual reports of officers and committees
                  (f)      Election of directors
                  (g)      Unfinished business
                  (h)      New business
                  (i)      Adjournment.

                                   ARTICLE 3.

                                    DIRECTORS

     3.1) Number, Qualification and Term of Office. The Board of Directors shall consist of one or more members. The number of members of the first Board (if not named in the Certificate of Incorporation) shall be determined by the incorporator. Thereafter, such number shall be fixed from time to time by action of the stockholders or the Board of Directors and may be increased or decreased by the stockholders or the directors. Each director shall hold office until his successor shall have been elected and qualified or until such director's earlier death, resignation, disqualification, removal or otherwise.

     3.2) Vacancies on Board of Directors. If a vacancy on the Board of Directors occurs by reason of death, resignation, disqualification, removal or otherwise, or if a newly created directorship results from an increase in the number of directors, such vacancy may be filled for the unexpired term by a majority of the directors then in office although less than a quorum, or by the sole remaining director. Each person so elected shall be a director until such director's successor is elected by the stockholders, who may make such election at their next annual meeting or any special meeting duly called for that purpose.

     3.3) Quorum and Voting. A majority of the total number of directors shall constitute a quorum for the transaction of business; provided, however, that if any vacancies exist by reason of death, resignation, disqualification, removal or otherwise, a majority of the remaining directors shall constitute a quorum for the purpose of filling of such vacancies. Except as otherwise required by law or the Certificate of Incorporation, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

     3.4) Board Meeting; Place and Notice. Meetings of the Board of Directors may be held from time to time at any place within or without the State of Delaware that the Board of Directors may designate. In the absence of designation by the Board of Directors, Board meetings shall be held at the principal executive office of the corporation, except as may be otherwise unanimously agreed orally, or in writing, or by attendance. Any director may call a Board meeting by giving notice to all directors of the date and time of the meeting, which notice shall be given in sufficient time for the convenient assembly of the directors thereat. The notice need not state the purpose of the meeting, and may be given by mail, telephone, telegram, or in person. If a meeting schedule is adopted by the Board, or if the date and time of a Board meeting has been announced at a previous meeting, no notice is required.

     3.5) Compensation. Directors and members of any committee of the Board shall receive only such compensation therefor as may be determined from time to time by resolution of the Board of Directors. Nothing herein contained shall be construed to exclude any director from serving the corporation in any other capacity and receiving proper compensation therefor.

     3.6) Committees of the Board. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each to consist of one or more of the directors, each of which, to the extent provided in such resolution, shall have and may exercise the authority of the Board in the management of the business of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

     3.7) Order of Business. The suggested order of business at any meeting of the Board of Directors shall, to the extent appropriate and unless modified by the presiding chairman, be:

                  (a)      Roll call
                  (b)      Proof of due notice of meeting or waiver of notice,
                              or unanimous presence and declaration by President
                  (c)      Determination of existence of quorum
                  (d)      Reading and disposal of any unapproved minutes
                  (e)      Reports of officers and committees
                  (f)      Election of officers
                  (g)      Unfinished business
                  (h)      New business
                  (i)      Adjournment.


                                   ARTICLE 4.

                                    OFFICERS

     4.1) Number and Designation. The Board of Directors shall elect a President, a Secretary and a Treasurer, and may elect or appoint a Chairman of the Board, one or more Vice Presidents and such other officers and agents as it may from time to time determine. Any number of offices may be held by the same person.


     4.2) Election, Term of Office and Qualifications. Unless otherwise provided at the time of election or appointment, each officer shall hold office until such officer's successor is elected or appointed and shall qualify or until such officer's earlier death or resignation; provided, however, that any officer may be removed with or without cause by the affirmative vote of a majority of the entire Board of Directors (without prejudice, however, to any contract rights of such officer).

     4.3) Vacancies in Offices. If there be a vacancy in any office of the corporation, by reason of death, resignation, removal or otherwise, such vacancy may be filled for the unexpired term by the Board of Directors.

     4.4) Chairman of the Board. The Board of Directors may, in its discretion, elect one of its number as Chairman of the Board. Unless the Board shall otherwise decide, the Chairman shall preside at all meetings of the stockholders and of the Board and shall exercise general supervision and direction over the more significant matters of policy affecting the affairs of the corporation, including particularly its financial and fiscal affairs. The Chairman of the Board may call a meeting of the Board whenever the Chairman deems it advisable.

     4.5) President. The President shall have general active management of the business of the corporation. In the absence of the Chairman of the Board, the President shall preside at all meetings of the stockholders and Board of Directors. Unless otherwise determined by the Board of Directors, the President shall be the chief executive officer of the corporation and shall see that all orders and resolutions are carried into effect. The President shall be a member of all standing committees and shall perform all duties usually incident to the office of President and such other duties as may from time to time be assigned to the President by the Board.

     4.6) Vice President. Each Vice President shall have such powers and shall perform such duties as may be specified in these Bylaws or prescribed by the Board of Directors. In the event of absence or disability of the President, the Board of Directors may designate a Vice President or Vice Presidents to succeed to the powers and duties of the President until a successor President has been appointed and qualified.

     4.7) Secretary. The Secretary shall be secretary of and shall attend all meetings of the stockholders and Board of Directors. The Secretary shall act as clerk and shall record all the proceedings of such meetings in the minute book of the corporation. The Secretary shall give proper notice of meetings of stockholders and directors. The Secretary may, with the Chairman of the Board, President or Vice President, sign all certificates representing shares of the corporation and shall perform the duties usually incident to the Secretary's office and such other duties as may be prescribed by the Board of Directors from time to time.

     4.8) Treasurer. The Treasurer shall keep accurate accounts of all moneys of the corporation received or disbursed, and shall deposit all moneys, drafts and checks in the name of and to the credit of the corporation in such banks and depositories as the Board of Directors shall designate from time to time. The Treasurer shall have power to endorse for deposit the funds of the corporation as authorized by the Board of Directors. The Treasurer shall render to the Chairman of the Board, President and the Board of Directors, whenever required, an account of all of the Treasurer's transactions as Treasurer and statements of the financial condition of the corporation, and shall perform the duties usually incident to such office and such other duties as may be prescribed by the Board of Directors from time to time.

     4.9)  Other  Officers.  The  Board of  Directors  may  appoint  one or more
Assistant Secretaries, one or more Assistant Treasurers, and such other officers, agents and employees as the Board may deem advisable. Each officer, agent or employee so appointed shall hold office at the pleasure of the Board and shall perform such duties as may be assigned by the Board, Chairman of the Board or President.

                                   ARTICLE 5.

                            SHARES AND THEIR TRANSFER

     5.1) Certificates of Stock. Every owner of stock of the corporation shall be entitled to a certificate, in such form as the Board of Directors may prescribe, certifying the number of shares of stock of the corporation owned by such stockholder. The certificates for such stock shall be numbered (separately for each class) in the order in which they shall be issued and shall be signed in the name of the corporation by the Chairman of the Board, President or a Vice President, and by the Secretary, Assistant Secretary, Treasurer, or Assistant Treasurer. Any signature upon a certificate may be a facsimile. Certificates on which a facsimile signature of a former officer, transfer agent, or registrar appears may be issued with the same effect as if such person were an officer, transfer agent, or registrar on the date of issue.

     5.2) Stock Record. As used in these Bylaws, the term "stockholder" shall mean the person, firm or corporation in whose name outstanding shares of capital stock of the corporation are currently registered on the stock record books of the corporation. The corporation shall keep, at its principal executive office or at another place or places within the United States determined by the Board, a share register not more than one year old containing the names and addresses of the stockholders and the number and classes of shares held by each stockholder. The corporation shall also keep at its principal executive office or at another place or places within the United States determined by the Board, a record of the dates on which certificates representing shares were issued. Every certificate surrendered to the corporation for exchange or transfer shall be cancelled and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so cancelled (except as provided for in Section 5.4 of this Article 5).

     5.3) Transfer of Shares. Transfer of shares on the books of the corporation may be authorized only by the stockholder named in the certificate (or the stockholder's legal representative or duly authorized attorney-in-fact) and upon surrender for cancellation of the certificate or certificates for such shares. The stockholder in whose name shares of stock stand on the books of the corporation shall be deemed the owner thereof for all purposes as regards the corporation; provided, that when any transfer of shares shall be made as collateral security and not absolutely, such fact, if known to the corporation or to the transfer agent, shall be so expressed in the entry of transfer; and provided, further, that the Board of Directors may establish a procedure whereby a stockholder may certify that all or a portion of the shares registered in the name of the stockholder are held for the account of one or more beneficial owners.

     5.4) Lost Certificates. In the event any stockholder claims that a certificate of stock has been lost, stolen or destroyed, a duplicate certificate may be issued in place thereof, upon such terms, including receipt of a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of such certificate, as the Board of Directors may prescribe.

     5.5) Treasury Stock. Treasury stock shall be held by the corporation subject to disposal by the Board of Directors in accordance with the Delaware General Corporation Law, the Certificate of Incorporation and these Bylaws, and shall not have voting rights nor participate in dividends.


                                   ARTICLE 6.

                               GENERAL PROVISIONS

     6.1) Record Dates. In order to determine the stockholders entitled to notice of and to vote at a meeting, or entitled to receive payment of a dividend or other distribution, the Board of Directors may fix a record date which shall not be less than ten (10) days nor more than sixty (60) days preceding the date of such meeting or distribution. In the absence of action by the Board, the record date for determining stockholders entitled to notice of and to vote at a meeting shall be at the close of business on the day preceding the day on which notice is given, and the record date for determining stockholders entitled to receive a distribution shall be at the close of business on the day on which the Board of Directors authorizes such distribution.

     6.2) Dividends. Subject to the provisions of law and of the Certificate of Incorporation, the Board of Directors may declare dividends from the surplus or, if there is no surplus, the net profits of the corporation whenever and in such amounts as, in its opinion, the condition of the affairs of the corporation shall render it advisable.

     6.3) Surplus and Reserves. Subject to the provisions of law, the Board of Directors in its discretion may use and apply any of the capital or surplus of the corporation to purchase or acquire any of the shares of the capital stock of the corporation in accordance with law, or any of its bonds, debentures, notes, scrip or other securities or evidences of indebtedness, or from time to time may set aside from its surplus or net profits such sums as it, in its absolute discretion, may think proper as a reserve fund to meet contingencies, for the purpose of maintaining or increasing the property or business of the corporation, or for any other purpose it may think conducive to the best interests of the corporation.

     6.4) Fiscal Year. The fiscal year of the corporation shall be established by the Board of Directors.

     6.5) Seal. The corporation shall have such corporate seal or no corporate seal as the Board of Directors shall from time to time determine.

     6.6) Securities of Other Corporations.

          (a) Voting Securities Held by the Corporation. Unless otherwise ordered by the Board of Directors, the President shall have full power and authority on behalf of the corporation (i) to attend and to vote at any meeting of security holders of other companies in which the corporation may hold securities; (ii) to execute any proxy for such meeting; and (iii) to execute a written action in lieu of a meeting of such other company. At such meeting, by such proxy or by such writing in lieu of meeting, the President shall possess and may exercise any and all rights and powers incident to the ownership of such securities that the corporation might have possessed and exercised if it had been present. The Board of Directors may, from time to time, confer like powers upon any other person or persons.

          (b) Purchase and Sale of Securities. Unless otherwise ordered by the Board of Directors, the President shall have full power and authority on behalf of the corporation to purchase, sell, transfer or encumber any and all securities of any other company owned by the corporation which represent not more than ten percent (10%) of the outstanding securities of such other company, and may execute and deliver such documents as may be necessary to effectuate such purchase, sale, transfer or encumbrance. The Board of Directors may, from time to time, confer like powers upon any other person or persons.


                                   ARTICLE 7.

                                    MEETINGS

     7.1) Waiver of Notice. Whenever any notice whatsoever is required to be given by these Bylaws, the Certificate of Incorporation or any of the laws of the State of Delaware, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the actual required notice. Attendance by a person at a meeting shall constitute a waiver of notice of such meeting except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

     7.2) Participation by Conference Telephone. Members of the Board of Directors, or any committee designated by the Board, may participate in a meeting of the Board of Directors or of such committee by means of conference telephone or similar communications equipment whereby all persons participating in the meeting can hear and communicate with each other, and participation in a meeting pursuant to this Section shall constitute presence in person at such meeting.

     7.3) Consents. Any action of the Board of Directors or any committee of the Board which may be taken at a meeting thereof, may be taken without a meeting if authorized by a writing signed by all of the directors or by all of the members of such committee, as the case may be. No action shall be taken by the stockholders by written consent without a meeting.

                                   ARTICLE 8.

                                   AMENDMENTS

     8.1) Power to Amend. The Board of Directors shall have power to amend, repeal or adopt Bylaws, subject to the power of the stockholders to change or repeal such Bylaws and subject to any other limitations on such authority of the Board provided by the General Corporation Law of Delaware.

     The undersigned, Secretary of Sunrise International Leasing Corporation hereby certifies that the foregoing Bylaws were duly adopted as the Bylaws of the corporation by the first Board of Directors on August ___, 1997.



                                             _______________________________
                                              Jeffrey G. Jacobson, Secretary

                                                                      EXHIBIT D

                   302A.471. RIGHTS OF DISSENTING SHAREHOLDERS

     Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

     (a) An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

          (1) alters or abolishes a preferential right of the shares;

          (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

          (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

          (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

     (b) A sale, lease, transfer, or other disposition of all or Substantially all of the property and assets of the Corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

     (c) A plan on merger, whether under this chapter or under chapter 322B, to which the Corporation is a party, except as provided in subdivision 3;

     (d) A plan of exchange, whether under this chapter or under chapter 322B, to which the Corporation is a party as the Corporation whose shares will be acquired by the acquiring corporation, if the shares of the shareholder are entitled to be voted on the plan; or

     (e) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

     Subd. 2. Beneficial owners.

     (a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the s shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

     (b) The beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the Corporation at the time of or before the assertion of the right a written consent of the shareholder.

     Subd. 3. Rights not to apply. Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a s shareholder of the surviving corporation in a merger, if the shares of the shareholder are not entitled to be voted on the merger.

     Subd. 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the Corporation.

              302A.473. PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS

     Subdivision 1. Definitions.

     (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

     (b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

     (c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

     (d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, c calculated at the rate provided in section
549.09 for interest on verdicts and judgments.

     Subd. 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

     Subd. 3. Notice of dissent. If the proposed action must be approved by the shareholders, a shareholder who wishes to exercise dissenters' rights must file with the Corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

     Subd. 4. Notice of procedure; deposit of shares. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the Corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

          (1) The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

          (2) Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

          (3) A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

          (4) A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

     (b) In order to receive the fair value of the share, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

     Subd. 5. Payment; return of shares.

     (a) After the corporate action takes effect, or after the Corporation receives a valid demand for payment, whichever is later, the Corporation shall remit to each dissenting shareholder who has complied with subdivision 3 and 4 the amount the Corporation estimates to be the fair value of the shares, plus interest, accompanied by:

          (1) The Corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements; and

          (2) An estimate by the Corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

          (3) A copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

     (b) The Corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivision 3 and 4, the Corporation shall forward to the dissenter t the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivision 7 and 8 apply.

     (c) If the Corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the Corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

     Subd. 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the Corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the Corporation.

     Subd. 7. Petition; determination. If the Corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the Corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the Corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the Corporation. The Corporation shall, after filing a petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as proved by law. Except as otherwise provided, the rules of civil procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

     Subd. 8. Costs; fees; expenses.

     (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the Corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

     (b) If the court finds that the Corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

     (c) The court may award, in its discretion, fees and expenses to any attorney for the dissenters out of the amount awarded to the dissenters, if any.